                                                                   March 6, 2001

Kemper
Important News
for Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and
Kemper Horizon 20+ Portfolio Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting each Kemper Horizon Fund that will be the subject of a shareholder vote.

                                      Q&A
                             QUESTIONS AND ANSWERS
Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q  What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 .  the election of your fund's Board of Trustees;
 .  the combination of your fund into Kemper Total Return Fund, a fund that is also managed by ZSI; and
 .  the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q  Why am I voting on my fund's Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. In connection with ZSI's reorganization initiative, the Independent Trustees of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The same slate of individuals has been proposed for election to the boards of most Kemper Funds.

                                                     (continued on inside cover)

Q  What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q Why has the Board recommended that I vote in favor of the proposed combination?

A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 . Given your fund's relatively small size and ZSI's commitment to a streamlined family of funds, the reorganization would allow shareholders to continue their investment in another fund and would be effected on a tax-free basis, as opposed to liquidation, which would be a taxable transaction.

 . The fixed fee rate under the new Administration Agreement for Class A, Class
  B, Class C and Class I shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

 . It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 . Although your fund agreed to pay the estimated costs of the reorganization allocated to Class A, Class B and Class C shares and a portion of the estimated costs of the reorganization allocated to Class I shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay a portion of the estimated costs of the reorganization allocated to Class I shares and all of the costs of the reorganization that exceed estimated costs.

Q  How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in the Kemper Total Return Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down -- depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q  When would the reorganization take place?

A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q  What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors.

Q  Whom should I call for additional information about this Proxy
Statement/Prospectus?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with another Kemper Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

    Sincerely,

/S/ Edmond D. Vilani
                                       /S/ Mark S. Casady

Edmond D. Villani                 Mark S. Casady
Chief Executive Officer           President
Zurich Scudder Investments, Inc.  Kemper Horizon Fund

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                              KEMPER HORIZON FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of each series of Kemper Horizon Fund (the "Trust"), with respect to each of its portfolio series (each, a "Horizon Fund"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Trust.

  Proposal 2:     To approve an Agreement and Plan of Reorganization (the
                  "Plan") as it relates to (i) the transfer of all or sub-stantially all of the assets and all of the liabilities of Kemper Horizon 5 Portfolio to Kemper Total Return Fund;
                  (ii) the distribution to each shareholder of Kemper Hori-zon 5 Portfolio of shares of beneficial interest of Kemper
                  Total Return Fund in an amount equal to the value of the shareholder's holdings in Kemper Horizon 5 Portfolio; and
                  (iii) the termination of Kemper Horizon 5 Portfolio.

  Proposal 3:     To approve the Plan as it relates to (i) the transfer of
                  all or substantially all of the assets and all of the lia-bilities of Kemper Horizon 10+ Portfolio to Kemper Total
                  Return Fund; (ii) the distribution to each shareholder of Kemper Horizon 10+ Portfolio of shares of beneficial in-terest of Kemper Total Return Fund in an amount equal to the value of the shareholder's holdings in Kemper Horizon
                  10+ Portfolio; and (iii) the termination of Kemper Horizon
                  10+ Portfolio.

  Proposal 4:     To approve the Plan as it relates to (i) the transfer of
                  all or substantially all of the assets and all of the lia-bilities of Kemper Horizon 20+ Portfolio to Kemper Total
                  Return Fund; (ii) the distribution to each shareholder of Kemper Horizon 20+ Portfolio of shares of beneficial in-terest of Kemper Total Return Fund in an amount equal to the value of the shareholder's holdings in Kemper Horizon
                  20+ Portfolio; and (iii) the termination of Kemper Horizon
                  20+ Portfolio.

  Proposal 5:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for each Horizon Fund for the Horizon
                  Fund's current fiscal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or post-ponements thereof.

    Holders of record of shares of each Horizon Fund at the close of business on March 5, 2001 are entitled to vote at a Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Horizon Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such ad-journment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or the relevant Horizon Fund's (for a Fund-wide vote) shares present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                            /s/ Maureen E. Kane
                                                                Maureen E. Kane
                                                                      Secretary

March 6, 2001

 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES..........................................   4

PROPOSALS 2-4: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION...........  13

   SYNOPSIS...............................................................  13

   PRINCIPAL RISK FACTORS.................................................  37

   THE PROPOSED TRANSACTIONS..............................................  38

PROPOSAL 5: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  48

ADDITIONAL INFORMATION....................................................  49

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                          KEMPER HORIZON 5 PORTFOLIO,
                       KEMPER HORIZON 10+ PORTFOLIO and
                         KEMPER HORIZON 20+ PORTFOLIO,
                               each a series of
                  KEMPER HORIZON FUND (the "Acquired Trust")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

            by and in exchange for shares of beneficial interest of
                           KEMPER TOTAL RETURN FUND,
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of each series of the Acquired Trust (Kemper Horizon 5 Portfolio ("Horizon 5 Fund"), Kemper Horizon 10+ Portfolio ("Horizon 10+ Fund") and Kemper Horizon 20+ Port-folio ("Horizon 20+ Fund")) (each, a "Horizon Fund" and collectively, the "Ho-rizon Funds") in connection with five proposals. Proposal 1 describes the election of Trustees and Proposal 5 proposes the ratification of the selection of each Horizon Fund's auditors.

    In Proposals 2 through 4, shareholders of each Horizon Fund, voting sepa-rately, are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of each Hori-zon Fund would be acquired by Kemper Total Return Fund, a fund managed by the same investment manager as the Horizon Funds, in exchange for shares of bene-ficial interest of Kemper Total Return Fund and the assumption by Kemper Total Return Fund of all of the liabilities of each Horizon Fund, as described more fully below (each, a "Reorganization" and collectively, the "Reorganiza-tions"). Shares of Kemper Total Return Fund received would then be distributed

                            ----------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

to the shareholders of the applicable Horizon Fund in complete liquidation of that Horizon Fund. As a result of the Reorganizations, each shareholder of a Horizon Fund will become a shareholder of Kemper Total Return Fund and will receive shares of Kemper Total Return Fund having an aggregate net asset value as of the close of business on the business day preceding the closing of the Reorganizations (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the applicable Horizon Fund as of the close of business on the Valuation Date. The closing of each Reorganization (each a "Closing") is contingent upon shareholder approval of the Plan with respect to the applicable Horizon Fund. Each Horizon Fund will vote separately on the Proposal relating to its reorganization into Kemper Total Return Fund and the approval of a Reorganization is not contingent upon the approval of any other Reorganization. A copy of the Plan is attached as Exhibit A. Each Reorganiza-tion is expected to occur on or about June 11, 2001.

    Proposals 1 through 4 arise out of a restructuring program proposed by Zu-rich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the in-vestment manager of both the Horizon Funds and Kemper Total Return Fund, de-scribed in more detail below. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative in-frastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund shareholders.

    Each Horizon Fund is a diversified series of shares of beneficial interest of the Acquired Trust. The Acquired Trust is an open-end management investment company organized as a Massachusetts business trust. Kemper Total Return Fund, which is also diversified, is the only active series of shares of beneficial interest of Kemper Total Return Fund (the "Acquiring Trust"), an open-end man-agement investment company organized as a Massachusetts business trust.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Horizon Funds whose proxy statement this is. In addition, for simplicity, ac-tions are described in this Proxy Statement/Prospectus as being taken either by a Horizon Fund or Kemper Total Return Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Kemper Total Return Fund that a prospective investor should know before in-vesting and should be retained for future reference. For a more detailed dis-cussion of the investment objective, policies, restrictions and risks of Kem-per Total Return Fund, see Kemper Total Return Fund's prospectus dated Febru-ary 1, 2001, as supplemented from time to time, which is included in the mate-rials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed dis-cussion of the investment objective, policies, restrictions and risks of the Horizon Funds, see the Horizon Funds' prospectus dated December 1, 2000, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Horizon Funds at the telephone number or address listed above.

    Also incorporated herein by reference is Kemper Total Return Fund's state-ment of additional information dated February 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Kemper Total Return Fund at the telephone number or address listed above. A Statement of Additional Information, dated March 6, 2001, containing additional information about the Reorganization has been filed with the Secu-rities and Exchange Commission (the "SEC" or the "Commission") and is incorpo-rated by reference into this Proxy Statement/Prospectus. A copy of this State-ment of Additional Information is available upon request and without charge by calling or writing Kemper Total Return Fund at the telephone number or address listed above. Shareholder inquiries regarding Kemper Total Return Fund and the Horizon Funds may be made by calling (800) 621-1048. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    The Board of Trustees of the Acquired Trust is soliciting proxies from shareholders of the Horizon Funds for the Special Meeting of Shareholders of each Horizon Fund to be held jointly on May 24, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meet-ing"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The following table identifies the Horizon Funds entitled to vote on each Proposal.

                                                       Proposal
                         ----------- -------------- -------------- -------------- ------------
                              1            2              3              4             5
                                                     Approval of    Approval of
                                      Approval of   the Plan as it the Plan as it
                                     the Plan as it   Relates to     Relates to   Ratification
                         Election of   Relates to    Horizon 10+    Horizon 20+   of Selection
          Fund            Trustees   Horizon 5 Fund      Fund           Fund      of Auditors
          ----           ----------- -------------- -------------- -------------- ------------
Horizon 5 Fund..........       X            X                                           X
Horizon 10+ Fund........       X                           X                            X
Horizon 20+ Fund........       X                                          X             X

    The Board of Trustees unanimously recommends that shareholders of each Ho-rizon Fund vote FOR the nominees listed in Proposal 1, FOR Proposals 2 through 4 as the Proposals relate to the Reorganization of their Fund into Kemper To-tal Return Fund and FOR Proposal 5.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Acquired Trust. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as described under Proposals 2, 3 and 4, is not approved by shareholders. Share-holders of Kemper Total Return Fund are being asked to approve the same slate of twelve individuals who, if approved by Kemper Total Return Fund's share-holders, will oversee the operations of the combined fund if the Reorganiza-tion is approved (see Proposals 2 through 4).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Acquired Trust were nominated after careful consideration by the pres-ent Board of Trustees. The nominees are listed below. Four of the nominees are currently Trustees of the Acquired Trust and six of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The pro-posed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Ac-quired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustees not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupa-tion(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations       Year First Became a Board Member
----------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;     Nominee
  formerly, First Chicago NBD Corporation/The
  First National Bank of Chicago: 1996-1998,
  Executive Vice President and Chief Risk
  Management Officer; 1995-1996, Executive
  Vice President and Head of International
  Banking; Director, First Oak Brook
  Bancshares, Inc., Oak Brook Bank and Tokheim
  Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired;        Nominee
  formerly, Partner, Business Resources Group;
  formerly, Executive Vice President, Anchor
  Glass Container Corporation.

Mark S. Casady (9/21/60),* Managing Director,   Nominee
  ZSI; formerly, Institutional Sales Manager
  of an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing      2001
  Director, ZSI.


            Name (Date of Birth),
    Principal Occupation and Affiliations       Year First Became a Board Member
----------------------------------------------  --------------------------------
Donald L. Dunaway (3/8/37),(/1/) Retired;       Nominee
  formerly, Executive Vice President, A.O.
  Smith Corporation (diversified
  manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished    1999
  Fellow, University of Illinois Institute of
  Government and Public Affairs; Director,
  Kemper Insurance Companies (not affiliated
  with the Kemper Funds); Director, John B.
  Sanfilippo & Son, Inc.; Director, Horizon
  Group Properties, Inc.; formerly, Governor,
  State of Illinois.

William F. Glavin (8/30/58),* Managing          Nominee
  Director, ZSI; formerly, Executive Vice
  President of Market and Product Development,
  The Dreyfus Corporation.

Robert B. Hoffman (12/11/36),(/1/) Retired;     Nominee
  formerly, Chairman, Harnischfeger
  Industries, Inc. (machinery for the mining
  and paper industries); formerly, Vice
  Chairman and Chief Financial Officer,
  Monsanto Company (agricultural,
  pharmaceutical and nutritional/food
  products); formerly, Vice President, Head of
  International Operations, FMC Corporation
  (manufacturer of machinery and chemicals);
  Director, Harnischfeger Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired;     Nominee
  formerly, President, Hood College; formerly,
  Partner, Steptoe & Johnson (attorneys);
  prior thereto, Commissioner, Internal
  Revenue Service; prior thereto, Assistant
  Attorney General (Tax), U.S. Department of
  Justice; Director, Bethlehem Steel Corp.


           Name (Date of Birth),
   Principal Occupation and Affiliations      Year First Became a Board Member
--------------------------------------------  --------------------------------
Fred B. Renwick (2/1/30),(/3/) Professor of   1995
  Finance, New York University, Stern School
  of Business; Director, the Wartburg
  Foundation; Chairman, Finance Committee of
  Morehouse College Board of Trustees;
  Director, American Bible Society
  Investment Committee; previously, member
  of the Investment Committee of Atlanta
  University Board of Trustees; formerly,
  Director of Board of Pensions Evangelical
  Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired;   Nominee
  formerly, President and Chief Executive
  Officer, SRI International (research and
  development); prior thereto, Executive
  Vice President, Iameter (medical
  information and educational service
  provider); prior thereto, Senior Vice
  President and Director, Booz, Allen &
  Hamilton Inc. (management consulting
  firm); Director, PSI Inc., Evergreen
  Solar, Inc. and Litton Industries;
  Advisor, Guckenheimer Enterprises;
  Consultant and Director, SRI/Atomic
  Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,     1995
  Chairman of the Board and Chief Executive
  Officer, Chicago Stock Exchange; Director,
  Federal Life Insurance Company; President
  of the Members of the Corporation and
  Trustee, DePaul University; Director,
  International Federation of Stock
  Exchanges; Director, Records Management
  Systems.

-----------
* Interested person of the Acquired Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(/1/) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies with 45 portfolios managed by ZSI.

(/2/)  Ms. Coughlin serves as a board member of 56 investment companies with
    137 portfolios managed by ZSI.
(/3/) Messrs. Edgar, Renwick and Weithers serve as board members of 16 in-vestment companies with 58 portfolios managed by ZSI.

Trustees Not Standing for Re-Election:

                                Present Office with the Acquired Trust;
                                  Principal Occupation or Employment
Name (Date of Birth)                       and Directorships
--------------------            ---------------------------------------
James E. Akins (10/15/26)       Trustee; Consultant on International,
                                Political and Economic Affairs;
                                formerly, a career U.S. Foreign
                                Service Officer, Energy Adviser for
                                the White House and U.S. Ambassador to
                                Saudi Arabia, 1973-1976.

Arthur R. Gottschalk (2/13/25)  Trustee; Retired; formerly, President,
                                Illinois Manufacturers Association;
                                Trustee, Illinois Masonic Medical
                                Center; formerly, Illinois State
                                Senator; formerly, Vice President, The
                                Reuben H. Donnelley Corp.; formerly,
                                attorney.

Frederick T. Kelsey (4/25/27)   Trustee; Retired; formerly, Consultant
                                to Goldman, Sachs & Co.; formerly,
                                President, Treasurer and Trustee of
                                Institutional Liquid Assets and its
                                affiliated mutual funds; formerly,
                                President and Trustee, Northern
                                Institutional Funds; formerly,
                                President and Trustee, Pilot Funds.

    Appendix 1 lists the number of shares of each Fund owned directly or bene-ficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Horizon Funds and to provide oversight of the manage-ment of the Horizon Funds. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules un-der the

1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current Independent Trustees of the Acquired Trust.

    The Trustees meet multiple times during the year to review the investment performance of the Horizon Funds and other operational matters, including pol-icies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted spe-cific policies and guidelines that, among other things, seek to further en-hance the effectiveness of the Independent Trustees in performing their du-ties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Di-rectors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit and Governance Committee

    The Audit and Governance Committee makes recommendations regarding the se-lection of independent auditors for each Horizon Fund, confers with the inde-pendent auditors regarding each Horizon Fund's financial statements, the re-sults of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Indepen-dent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for con-sideration as nominees for membership on the Board and oversees the adminis-tration of the Acquired Trust's Governance Procedures and Guidelines. Share-holders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Ac-quired Trust. Currently, the members of the committee are Messrs. Akins,

Edgar, Gottschalk, Kelsey, Renwick and Weithers. The committee held four meet-ings during calendar year 2000.

Officers

    The following persons are officers of the Acquired Trust:

                                    Present Office with the
                                   Acquired Trust; Principal   Year First Became
Name (Date of Birth)             Occupation or Employment(/1/)  an Officer(/2/)
--------------------             ----------------------------- -----------------
Mark S. Casady.................. President; Managing                 1998
 (9/21/60)                       Director, ZSI; formerly,
                                 Institutional Sales
                                 Manager of an
                                 unaffiliated mutual fund
                                 distributor.

Linda C. Coughlin............... Trustee, Vice President             2001
 (1/1/52)                        and Chairperson;
                                 Managing Director, ZSI.

Philip J. Collora............... Vice President and                  1995
 (11/15/45)                      Assistant Secretary;
                                 Attorney, Senior Vice
                                 President, ZSI.

Kathryn L. Quirk................ Vice President; Managing            1998
 (12/3/52)                       Director, ZSI.

William F. Truscott............. Vice President; Managing            2000
 (9/14/60)                       Director, ZSI.

Robert D. Tymoczko.............. Vice President; Senior              2000
 (2/3/70)                        Vice President, ZSI.

Linda J. Wondrack............... Vice President; Managing            1998
 (9/12/64)                       Director, ZSI.

John R. Hebble.................. Treasurer; Senior Vice              1998
 (6/27/58)                       President, ZSI.

Brenda Lyons.................... Assistant Treasurer;                1998
 (2/21/63)                       Senior Vice President,
                                 ZSI.

Maureen E. Kane................. Secretary; Vice                     1998
 (2/14/62)                       President, ZSI;
                                 formerly, Assistant Vice
                                 President of an
                                 unaffiliated investment
                                 management firm; prior
                                 thereto, Associate Staff
                                 Attorney of an
                                 unaffiliated investment
                                 management firm, and
                                 Associate, Peabody &
                                 Arnold (law firm).

Caroline Pearson................ Assistant Secretary;                1998
 (4/1/62)                        Managing Director, ZSI;
                                 formerly, Associate,
                                 Dechert Price & Rhoads
                                 (law firm) 1989 to 1997.

-----------
(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not nec-essarily in the same capacity.
(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Acquired Trust.

Compensation of Trustees and Officers

    The Acquired Trust pays the Independent Trustees an annual retainer (paid in quarterly installments) and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises each Horizon Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Horizon Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Acquired Trust makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or re-tirement plan. However, the Board of each Kemper Fund determined that, partic-ularly given the benefits that would accrue to the Kemper Funds from the re-structuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Messrs. Akins, Gottschalk and Kelsey, Independent Trustees of the Ac-quired Trust who are not standing for re-election, will each receive such a one-time benefit. The amount received by a trustee on behalf of each fund for which he serves as a trustee ranges from $478 to $6,124 (approximately $225,000 in the aggregate for all the Kemper Funds) for Mr. Akins; $159 to $2,035 (approximately $75,000 in the aggregate for all the Kemper Funds) for Mr. Gottschalk; and $797 to $10,194 (approximately $375,000 in the aggregate for all the Kemper Funds) for Mr. Kelsey.

    The following Compensation Table provides in tabular form the following data:
    Column (1) All Trustees who receive compensation from the Acquired Trust.

    Column (2) Aggregate compensation received by each Trustee from the Ac-quired Trust during calendar year 2000.
    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                    Total
                                                              Compensation from
                                   Aggregate Compensation           Fund
Name of Trustee                      from Acquired Trust      Complex(/2/)(/3/)
---------------                 ----------------------------- -----------------
James E. Akins................. $6,937.12 (3 fund portfolios)    $195,480.00
James R. Edgar................. $6,977.31 (3 fund portfolios)    $195,080.00
Arthur R. Gottschalk(/1/)...... $9,513.64 (3 fund portfolios)    $195,080.00
Frederick T. Kelsey............ $7,000.03 (3 fund portfolios)    $200,300.00
Fred B. Renwick................ $6,473.75 (3 fund portfolios)    $204,620.00
John G. Weithers............... $7,875.76 (3 fund portfolios)    $239,180.00

-----------
(/1/) Includes deferred fees. Pursuant to deferred compensation agreements with the Acquired Trust, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Mar-ket Fund. Total deferred fees (including interest thereon) payable from the Acquired Trust to Mr. Gottschalk are $25,234.
(/2/) Includes compensation for service on the boards of 16 Kemper trusts/corporations comprised of 61 fund portfolios. Each Trustee cur-rently serves on the boards of 16 Kemper trusts/corporations comprised of 58 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initia-tive (which included a comprehensive review of ZSI's proposals, includ-ing a branding change, combinations of certain funds (including tax im-plications), liquidations of certain funds, implementation of an admin-istration agreement for certain funds (including fee caps) and the con-solidation of certain boards). Such amounts totaled $38,880, $39,420, $39,420, $43,200, $47,520 and $82,080 for Messrs. Akins, Edgar,
       Gottschalk, Kelsey, Renwick and Weithers, respectively. A portion of these meeting fees was borne by ZSI.

  The Board of Trustees unanimously recommends that the shareholders of each
                      Horizon Fund vote FOR each nominee.

                     PROPOSALS 2-4: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of each Horizon Fund with respect to such Horizon Fund, the Plan provides for (a) the transfer all or substantially all of the assets and all of the liabilities of each Horizon Fund to Kemper Total Return Fund in ex-change for Class A, Class B, Class C and Class I shares of Kemper Total Return Fund; (b) the distribution of such shares to the shareholders of each Horizon Fund in liquidation of that Horizon Fund, and (c) the termination of each Ho-rizon Fund. As a result of the Reorganizations, each shareholder of a Horizon Fund will become a shareholder of Kemper Total Return Fund and will hold, im-mediately after the Reorganizations, shares of the class of shares of Kemper Total Return Fund that corresponds to the class of shares of the relevant Ho-rizon Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the relevant Horizon Fund on the Valuation Date. Each Horizon Fund's shareholders will vote separately on the reorganization of their Horizon Fund into Kemper Total Return Fund, with each Reorganization separate and distinct from the other. The Reorganization of each Horizon Fund is not contingent upon approval by the other Horizon Funds' shareholders.

    ZSI is the investment manager of each Fund. If the Reorganizations are completed, each Horizon Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as access to profes-sional service representatives, exchange privileges and automatic dividend re-investment. Services provided to the Class A, Class B, Class C and Class I shareholders of Kemper Total Return Fund are identical to those currently pro-vided to shareholders of the corresponding class of the relevant Horizon Fund. See "Purchases, Exchanges and Redemptions."

Background of the Reorganizations

    Each Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment per-formance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. As part of the restructuring effort, ZSI has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganizations; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See

"The Proposed Transactions--Board Approval of the Proposed Transactions" be-low.

    In determining whether to recommend that the shareholders of each Horizon Fund approve the Plan effecting the Reorganization relating to their Horizon Fund, the Board of Trustees considered that:

  . Given each Horizon Fund's relatively small size and ZSI's commitment to a streamlined family of funds, each Reorganization would allow shareholders to continue their investment in another fund and would be effected on a tax-free basis, as opposed to liquidation, which would be a taxable transaction.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B, Class C and Class I shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganizations that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although each Horizon Fund agreed to pay the estimated costs of its Reorganization allocated to Class A, Class B and Class C shares and a portion of the estimated costs of the Reorganization allocated to Class I shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of each Reorganization. ZSI agreed to pay a por-tion of the estimated costs of the Reorganizations allocated to Class I shares and all of the costs of the Reorganizations that exceed esti-mated costs.

    For these reasons, as more fully described below under "The Proposed Transactions--Board Approval of the Proposed Transactions," the Board of Trustees, including the Independent Trustees, has concluded that:

  . each Reorganization is in the best interests of each Horizon Fund and its shareholders; and

  . the interests of the existing shareholders of each Horizon Fund will not be diluted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting each Reorganization. If the Plan is not approved by a Horizon Fund with respect to such Horizon Fund, that Horizon Fund will continue in exist-ence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of each Horizon Fund and Kemper Total Return Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' pro-spectuses.

    The investment objectives, policies and restrictions of Kemper Total Re-turn Fund and the Horizon Funds differ. Kemper Total Return Fund's investment objective is to seek the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The investment objec-tive of Horizon 5 Fund is to seek income consistent with capital preservation; growth of capital is a secondary goal. The investment objective of Horizon 10+ Fund is to seek a balance between growth of capital and income, consistent with moderate risk. The investment objective of Horizon 20+ Fund is to seek growth of capital, with income a secondary goal. Thus, the Horizon Funds offer a range of objectives from growth of capital to income to various combinations of income and growth. The investment objective of Kemper Total Return Fund may vary substantially from the objective of your current Horizon Fund. There can be no assurance that any Fund will achieve its investment objective.

    Each of the Funds, including Kemper Total Return Fund, invests in a mix of securities including both debt and equity; however, the investment allocation of debt and equity securities varies by Fund. Horizon 5 Fund normally invests 40% of its net assets in equity securities and 60% in fixed-income securities. Horizon 10+ Fund normally invests 60% of its net assets in equity securities and 40% in fixed-income securities. Horizon 20+ Fund normally invests 80% of its net assets in equity securities and 20% in fixed-income securities. Kemper Total Return Fund does not target any particular allocation between debt and equity securities. The percentage of assets invested in specific categories of fixed-income and equity securities for Kemper Total Return Fund varies from time to time depending on the judgment of the manager as to general market and economic conditions, trends in yields and interest rates and changes in fiscal monetary policies. Kemper Total Return Fund may shift the proportion of its holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented. The Horizon Funds have different portfolio managers than Kemper Total Return Fund.

  Equity Investments

    Each Horizon Fund normally seeks to allocate approximately 70% of its eq-uity investments in U.S. securities and 30% of its equity investments in for-eign securities. Kemper Total Return Fund does not have a target allocation and may invest up to 25% of its total assets in foreign securities, although generally, most of its assets are from U.S. issuers.

    Based on market, economic and other factors, the managers determine the desired mix of growth and value stocks for each Horizon Fund (between 40% and 60% of each) and choose stocks from among the top-ranked in each category. Kemper Total Return Fund generally invests in growth stocks. When choosing U.S. stocks, the managers of each Horizon Fund use proprietary models to rank stocks according to such factors as book value, earnings per share, expected earnings growth and other factors, normally investing more heavily in large cap stocks than small cap stocks. Kemper Total Return Fund similarly favors large companies with a history of above-average growth, attractive prices rel-ative to potential growth, sound financial strength and effective management, among other factors.

    When selecting foreign stocks, managers of each Horizon Fund generally fo-cus on established companies in countries with developed economies, although such Fund may invest in stocks of any size and from any country. Kemper Total Return Fund follows the same strategy for domestic and foreign stocks, favor-ing large companies with a history of above-average growth and attractive prices relative to potential growth.

  Fixed-Income Investments

    Each Fund, including Kemper Total Return Fund, may invest in corporate debt securities, U.S. government securities, government agency securities (in-cluding mortgage- and asset-backed), bank obligations and cash equivalents as part of its main investment strategy. However, Kemper Total Return Fund does not require, as each Horizon Fund does, that all of its fixed-income securi-ties be denominated in U.S. dollars.

    The credit quality of the Funds' fixed-income investments may differ. Each Horizon Fund requires 90% of the fixed-income portion of its portfolio to be in the top four credit grades ("investment grade"), with an average credit quality within the top two credit grades. Normally, Kemper Total Return Fund's bond component consists mainly of investment-grade bonds; however, up to 35% of its total assets may be invested in junk bonds (i.e., grade BB or below).

    The Funds' fixed-income investments also vary in terms of duration. The duration of each Horizon Fund's fixed-income portion of investments is gener-ally kept between 1.5 and 3.5 years, with an average of approximately 2.5 years. Kemper Total Return Fund may invest in bonds of any duration.

    Although each Fund, including Kemper Total Return Fund, is permitted to use various types of derivatives (contracts whose value is based on, for exam-ple, indices, commodities or securities), the Investment Manager does not in-tend to use them as principal investments for any of the Funds, including Kem-per Total Return Fund, and might not use them at all.

    The Funds' fundamental investment restrictions, as such restrictions are set forth in the Funds' statements of additional information under "Investment Restrictions", are identical. Fundamental investment restrictions may not be changed without the approval of the applicable Fund shareholders. One differ-ence exists, however, between Kemper Total Return Fund's and each Horizon Fund's non-fundamental investment restrictions (i.e., those changeable by the Board without shareholder approval), as such restrictions are set forth in the Horizon Funds' statement of additional information. Each Horizon Fund is lim-ited to lending portfolio securities in an amount up to 5% of its total as-sets. Kemper Total Return Fund is limited to lending portfolio securities in an amount up to one-third of its total assets. Investors should refer to each Fund's statement of additional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Kemper Total Return Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fis-cal year ended October 31, 2000 was 95%. The portfolio turnover rates for Ho-rizon 5 Fund, Horizon 10+ Fund and Horizon 20+ Fund for the fiscal year ended July 31, 2000 were 72%, 61% and 72%, respectively. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may re-sult in the realization of net capital gains, which would be taxable to share-holders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tions will reflect the blended characteristics of the Horizon 5 Fund, Horizon 10+ Fund, Horizon 20+ Fund and Kemper Total Return Fund. The following charac-teristics for each Fund reflect the portfolio allocation of such Fund's in-vestments as of December 31, 2000. The table also reflects the blended portfo-lio characteristics of all Horizon Funds into Kemper Total Return Fund, giving effect to each Reorganization.

                           Portfolio Allocation(/1/)
                            (As a % of Net Assets)

                                                             Kemper Total Return
                      Horizon Horizon  Horizon  Kemper Total   Fund--Pro Forma
                      5 Fund  10+ Fund 20+ Fund Return Fund     Combined(/2/)
                      ------- -------- -------- ------------ -------------------
Fixed Income(/3/)...     60%     40%      20%        40%              40%
 AAA................     60%     40%      20%      30.4%            30.8%
 AA.................      0%      0%       0%       0.4%             0.4%
 A..................      0%      0%       0%       2.8%             2.8%
 BBB................      0%      0%       0%         2%               2%
 Below BBB..........      0%      0%       0%       4.4%               4%
Equity..............     40%     60%      80%        60%              60%
 International......     12%     17%      24%         1%               2%
 U.S................     28%     43%      56%        59%              58%
 Growth.............   11.8%   17.6%    23.0%      31.3%            30.2%
 Value..............   16.2%   25.4%    33.0%      27.7%            27.8%

-----------
(/1/) Each Horizon Fund's equity portion normally consists of 30% interna-tional securities and 70% U.S. securities. Kemper Total Return Fund in-vests in a mix of growth stocks and bonds, with up to 25% of its total assets in foreign securities.
(/2/)Reflects the blended characteristics of all Horizon Funds into Kemper To-tal Return Fund as of December 31, 2000. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objectives and policies.
(/3/)Credit ratings represent the lower of ratings by Moody's and S&P. See the Appendix to each Fund's statement of additional information for a general description of Moody's and S&P's ratings.

Performance

    The following tables show how the returns of each Horizon Fund and Kemper Total Return Fund over different periods average out. For context, the tables also include broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of each Horizon Fund, Kemper Total Re-turn Fund and the indices vary over time, and past performance is not neces-sarily indicative of future results. All figures assume reinvestment of divi-dends and distributions.

                          Average Annual Total Return
                    For the Periods Ended December 31, 2000

                                Class A Shares

                                             Past    Past 5 Past 10   Since
                                             Year    Years   Years  Inception*
                                            -------  ------ ------- ----------
Horizon 5 Fund --
  Class A..................................  (7.59%)  5.39%    N/A     5.39%
Horizon 10+ Fund --
  Class A.................................. (11.19%)  6.55%    N/A     6.55%
Horizon 20+ Fund --
  Class A.................................. (15.99%)  6.28%    N/A     6.28%
Kemper Total Return Fund --
  Class A..................................  (8.37%) 11.01% 11.93%       N/A
Comparative Index for the Funds:
  LBG/CB(/1/)..............................  10.12%   6.11%  7.36%     6.24%
Comparative Index for the Funds: S&P
  500(/2/).................................  (9.10%) 18.33% 17.46%    18.33%
Comparative Index for Kemper Total Return
  Fund: Russell 1000 Growth Index(/3/)..... (22.42%) 18.15% 17.33%       N/A

-----------
* Inception date of each Horizon Fund is December 29, 1995. Index compar-isons begin December 31, 1995.
(/1/) The Lehman Brothers Government/Corporate Bond (LBG/CB) Index is an un-managed index of government and investment-grade corporate debt securi-ties of intermediate- and long-term maturities.
(/2/) The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitaliza-tion-weighted index that includes 500 large-cap U.S. stocks.
(/3/) The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

    Total return for each Horizon Fund would have been lower during 1995 and 1996 if the Investment Manager had not maintained expenses during those years.

                          Average Annual Total Return
                    For the Periods Ended December 31, 2000

                                Class B Shares

                                                 Past 5   Since       Since
                                       Past Year Years  Inception* Inception**
                                       --------- ------ ---------- -----------
Horizon 5 Fund --
  Class B.............................   (5.48%)  5.75%    5.75%        N/A
Horizon 10+ Fund --
  Class B.............................   (9.17%)  6.75%    6.75%        N/A
Horizon 20+ Fund --
  Class B.............................  (14.05%)  6.48%    6.47%        N/A
Kemper Total Return Fund --
  Class B.............................   (6.32%) 11.14%      N/A     11.51%
Comparative Index for the Funds:
  LBG/CB(/1/).........................   10.12%   6.11%    6.24%      7.64%
Comparative Index for the Funds: S&P
  500(/2/)............................   (9.10%) 18.33%   18.33%     19.67%
Comparative Index for Kemper Total
  Return Fund: Russell 1000 Growth
  Index(/3/)..........................  (22.42%) 18.15%      N/A     19.99%

-----------
* Inception date of each Horizon Fund is December 29, 1995. Index compar-isons begin December 31, 1995.
** Inception date of Class B shares of Kemper Total Return Fund is May 31, 1994. Index comparisons begin May 31, 1994.
(/1/) The Lehman Brothers Government/Corporate Bond (LBG/CB) Index is an un-managed index of government and investment-grade corporate debt securi-ties of intermediate- and long-term maturities.
(/2/) The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitaliza-tion-weighted index that includes 500 large-cap U.S. stocks.
(/3/) The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

    Total return for each Horizon Fund would have been lower during 1995 and 1996 if the Investment Manager had not maintained expenses during those years.

                          Average Annual Total Return
                    For the Periods Ended December 31, 2000

                                Class C Shares

                                          Past    Past 5   Since       Since
                                          Year    Years  Inception* Inception**
                                         -------  ------ ---------- -----------
Horizon 5 Fund --
  Class C...............................  (2.82%)  5.84%    5.83%        N/A
Horizon 10+ Fund --
  Class C...............................  (6.79%)  6.79%    6.79%        N/A
Horizon 20+ Fund --
  Class C............................... (11.89%)  6.51%    6.50%        N/A
Kemper Total Return Fund --
  Class C...............................  (3.61%) 11.32%      N/A     11.61%
Comparative Index for the Funds:
  LBG/CB(/1/)...........................  10.12%   6.11%    6.24%      7.64%
Comparative Index for the Funds:
  S&P 500(/2/)..........................  (9.10%) 18.33%   18.33%     19.67%
Comparative Index for Kemper Total
  Return Fund: Russell 1000 Growth
  Index(/3/)............................ (22.42%) 18.15%      N/A     19.99%

-----------
* Inception date of each Horizon Fund is December 29, 1995. Index compar-isons begin December 31, 1995.
** Inception date of Class C shares of Kemper Total Return Fund is May 31, 1994. Index comparisons begin May 31, 1994.
(/1/) The Lehman Brothers Government/Corporate Bond (LBG/CB) Index is an un-managed index of government and investment-grade corporate debt securi-ties of intermediate- and long-term maturities.
(/2/) The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitaliza-tion-weighted index that includes 500 large-cap U.S. stocks.
(/3/) The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

    Total return for each Horizon Fund would have been lower during 1995 and 1996 if the Investment Manager had not maintained expenses during those years.

                          Average Annual Total Return
                    For the Periods Ended December 31, 2000

                                Class I Shares

                                         Past    Past 5   Since       Since
                                         Year    Years  Inception* Inception**
                                        -------  ------ ---------- -----------
Horizon 5 Fund --
  Class I..............................  (1.94%)    N/A    6.86%        N/A
Horizon 10+ Fund --
  Class I..............................  (5.37%)    N/A    8.02%        N/A
Horizon 20+ Fund --
  Class I.............................. (10.57%)    N/A    7.61%        N/A
Kemper Total Return Fund --
  Class I..............................  (2.63%) 12.78%      N/A     13.36%
Comparative Index for the Funds:
  LBG/CB(/1/)..........................  10.12%   6.11%    7.40%      7.09%
Comparative Index for the Funds: S&P
  500(/2/).............................  (9.10%) 18.33%   18.03%     19.01%
Comparative Index for Kemper Total
  Return Fund: Russell 1000 Growth
  Index(/3/)........................... (22.42%) 18.15%      N/A     18.57%

-----------
* Inception date of each Horizon Fund is April 8, 1996. Index comparisons begin April 30, 1996.
** Inception date of Class I shares of Kemper Total Return Fund is July 3, 1995. Index comparisons begin July 31, 1995.
(/1/) The Lehman Brothers Government/Corporate Bond (LBG/CB) Index is an un-managed index of government and investment-grade corporate debt securi-ties of intermediate- and long-term maturities.
(/2/) The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitaliza-tion-weighted index that includes 500 large-cap U.S. stocks.
(/3/) The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

    Total return for each Horizon Fund would have been lower during 1995 and 1996 if the Investment Manager had not maintained expenses during those years.

    For management's discussion of Kemper Total Return Fund's performance for the fiscal year ended October 31, 2000, please refer to Exhibit B.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee at an identical rate. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net as-sets may result in a higher annual fee rate. As of October 31, 2000, Kemper Total Return Fund had total net assets of $3,500,560,218. For the fiscal year ended October 31, 2000, Kemper Total Return Fund paid the Investment Manager a fee of 0.53% of its average daily net assets. As of July 31, 2000, Horizon 5 Fund, Horizon 10+ Fund and Horizon 20+ Fund had total net assets of $62,391,000, $96,905,000, and $94,366,000, respectively, and each Horizon Fund paid the Investment Manager a fee of 0.58% of its average daily net assets.

    Currently, the fee schedules for the each Horizon Fund and Kemper Total Return Fund are as follows:

          Average Daily Net
          Assets                Fee Rate
          -----------------     --------
          First $250 million...  0.58%
          Next $750 million....  0.55%
          Next $1.5 billion....  0.53%
          Next $2.5 billion....  0.51%
          Next $2.5 billion....  0.48%
          Next $2.5 billion....  0.46%
          Next $2.5 billion....  0.44%
          Over $12.5 billion...  0.42%

    Based upon each Fund's average daily net assets for the twelve month pe-riod ended September 30, 2000, the effective advisory fee rate for each Hori-zon Fund was 0.58%. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for Kemper Total Return Fund after the Reorganizations would be 0.53% of aver-age daily net assets.

Administrative Fee

    On the date of the Closing, Kemper Total Return Fund will enter into an administrative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI will provide or pay others to provide substantially all of the administrative services required by Kemper Total Return Fund (other than those provided by ZSI under its investment management agreement with that
Fund) in exchange for the payment by Kemper Total Return Fund of an annual ad-ministrative services fee (the "Administrative Fee") equal to 0.225%, 0.375%, 0.30% and 0.10% of average daily net assets attributable to the Class A, Class B, Class C and Class I shares, respectively. The fees for the services pro-vided by Kemper Distributors, Inc. ("KDI") under its current shareholder serv-ices agreement and underwriting and distribution services agreement with Kem-per Total Return Fund applicable to Class A, Class B and Class C shares are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Kemper Total Return Fund's future expense ratio more predictable. On the other hand, the administrative fee rate will not de-crease with economies of scale from increases in asset size or decreased oper-ating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Kemper Total Return Fund pursu-ant to separate agreements. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Kemper Total Return Fund and maintains its accounting records. State Street Bank and Trust Company ("State Street") is the transfer agent and dividend paying agent for Kemper Total Return Fund. Kemper Service Company, an affiliate of ZSI, serves as "Shareholder Service Agent" of Kemper Total Return Fund, and as such, performs all of State Street's duties as transfer agent and dividend paying agent. As custodian, State Street holds the portfolio securities of Kemper Total Return Fund, pur-suant to a custodian agreement. Other Service Providers include the indepen-dent public accountants and legal counsel for Kemper Total Return Fund.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services to Kemper Total Return Fund described above, except that ZSI will pay these entities for the provision of their services to Kemper Total Return Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, Kem-per Total Return Fund will pay ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B, Class C and Class I shares for an initial term ending Sep-tember 30, 2003, subject to earlier termination by the trustees that oversee Kemper Total Return Fund. The Administration Agreement shall continue in ef-fect on an annual basis after September 30, 2003, provided that such continu-ance is approved at least annually by a majority of the trustees, including the Independent Trustees, that oversee Kemper Total Return Fund. The fee pay-able by Kemper Total Return Fund to ZSI pursuant to the Administration Agree-ment would be reduced by the amount of any credit received from Kemper Total Return Fund's custodian for cash balances.

    Certain expenses of Kemper Total Return Fund would not be borne by ZSI un-der the Administration Agreement, such as taxes, brokerage, interest and ex-traordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Kemper Total Return Fund will continue to pay the fees required by its investment manage-ment agreement with ZSI. In addition, Class A, Class B and Class C shares will pay the fees under the services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B, Class C and Class I shares of Kemper Total Return Fund, and compares these with the expenses of each Horizon Fund. As in-dicated below, it is expected that the total expense ratio of each class of Kemper Total Return Fund following the Reorganizations will be lower than the current expense ratio of the corresponding class of each Horizon Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 and on a pro forma basis as of that date and for the twelve month period then ended, assuming each Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                      Kemper
                                                                       Total
                                                            Kemper    Return
                                                            Total     Fund--
                          Horizon 5 Horizon 10+ Horizon 20+ Return   Pro Forma
                            Fund       Fund        Fund      Fund  Combined(/1/)
                          --------- ----------- ----------- ------ -------------
Shareholder Fees
Maximum Sales Charge
 (Load) Imposed on
 Purchases (as % of
 offering price)........    5.75%      5.75%       5.75%     5.75%     5.75%
Maximum Contingent
 Deferred Sales Charge
 (Load) (as % of
 redemption
 proceeds)(/2/).........     None       None        None      None      None
Maximum Deferred Sales
 Charge (Load) imposed
 on reinvested
 dividends..............     None       None        None      None      None
Redemption Fee (as a
 percentage of amount
 redeemed, if
 applicable)............     None       None        None      None      None
Annual Fund Operating
 Expenses (unaudited)
 (as a % of average net
 assets)
Management Fees.........    0.58%      0.58%       0.58%     0.53%     0.53%
Distribution and/or
 Service (12b-1) Fees...     None       None        None      None     0.24%(/3/)
Other Expenses..........    1.06%      0.99%       1.13%     0.50%     0.23%
Total Annual Fund
 Operating Expenses.....    1.64%      1.57%       1.71%     1.03%     1.00%
Expense Example of Total
 Operating Expenses at
 the End of the
 Period(/4/)
One Year................   $  732     $  726      $  739    $  674    $  671
Three Years.............   $1,063     $1,042      $1,083    $  884    $  875
Five Years..............   $1,415     $1,381      $1,450    $1,111    $1,096
Ten Years...............   $2,407     $2,335      $2,478    $1,762    $1,729

-----------
Notes to Expense Comparison Table:
(/1/) The Kemper Total Return Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to each Reorganiza-tion and reflects the effect of each Reorganization. Pro Forma expenses reflect the implementation of Kemper Total Return Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after pur-chase.

(/3/) Reflects a shareholder services fee. The maximum fee rate authorized to be paid pursuant to the shareholder services agreement is 0.25%. It is being proposed to shareholders of Kemper Total Return Fund that the shareholder services fee be authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares of each Fund also bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for each Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Expense examples reflect what an investor would pay on a $10,000 in-vestment, assuming a 5% annual return, the reinvestment of all divi-dends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class B Shares

                                                                      Kemper
                                                                       Total
                                                            Kemper    Return
                                                            Total     Fund--
                          Horizon 5 Horizon 10+ Horizon 20+ Return   Pro Forma
                            Fund       Fund        Fund      Fund  Combined(/1/)
                          --------- ----------- ----------- ------ -------------
Shareholder Fees
Maximum Sales Charge
 (Load) Imposed on
 Purchases (as % of
 offering price)........     None       None        None      None      None
Maximum Contingent
 Deferred Sales Charge
 (Load) (as % of
 redemption
 proceeds)(/2/).........    4.00%      4.00%       4.00%     4.00%     4.00%
Maximum Deferred Sales
 Charge (Load) imposed
 on reinvested
 dividends..............     None       None        None      None      None
Redemption Fee (as a
 percentage of amount
 redeemed, if
 applicable)............     None       None        None      None      None
Annual Fund Operating
 Expenses (unaudited)
 (as a % of average net
 assets)
Management Fees.........    0.58%      0.58%       0.58%     0.53%     0.53%
Distribution and/or
 Service (12b-1) Fees...    0.75%      0.75%       0.75%     0.75%     1.00%(/3/)
Other Expenses..........    0.97%      1.11%       1.19%     0.70%     0.38%
Total Annual Fund
 Operating Expenses.....    2.30%      2.44%       2.52%     1.98%     1.91%
Expense Example of Total
 Operating Expenses
 Assuming Redemption at
 the End of the
 Period(/4/)
One Year................   $  633     $  647      $  655    $  601    $  594
Three Years.............   $1,018     $1,061      $1,085    $  921    $  900
Five Years..............   $1,430     $1,501      $1,540    $1,268    $1,232
Ten Years...............   $2,315     $2,363      $2,475    $1,834    $1,777
Expense Example of Total
 Operating Expenses
 Assuming No Redemption
 at the End of the
 Period(/4/)
One Year................   $  233     $  247      $  255    $  201    $  194
Three Years.............   $  718     $  761      $  785    $  621    $  600
Five Years..............   $1,230     $1,301      $1,340    $1,068    $1,032
Ten Years...............   $2,315     $2,363      $2,475    $1,834    $1,777

-----------
Notes to Expense Comparison Table:
(/1/) The Kemper Total Return Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to each Reorganiza-tion and reflects the effect of each Reorganization. Pro Forma expenses reflect the implementation of Kemper Total Return Fund's Administration Agreement and the adoption of an amended distribution plan.
(/2/) Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Includes a shareholder services fee of 0.25%. It is being proposed to shareholders of Kemper Total Return Fund that the shareholder services fee be authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class B shares of each Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for each Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Expense examples reflect what an investor would pay on a $10,000 in-vestment, assuming a 5% annual return, the reinvestment of all divi-dends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                            Expense Comparison Table
                                 Class C Shares

                                                                      Kemper Total
                                                               Kemper    Return
                                                               Total     Fund -
                             Horizon 5 Horizon 10+ Horizon 20+ Return   Pro Forma
                               Fund       Fund        Fund      Fund  Combined(/1/)
                             --------- ----------- ----------- ------ -------------
Shareholder Fees
Maximum Sales Charge (Load)
 Imposed on Purchases (as %
 of offering price)........     None       None        None      None      None
Maximum Contingent Deferred
 Sales Charge (Load) (as %
 of redemption
 proceeds)(/2/)............    1.00%      1.00%       1.00%     1.00%     1.00%
Maximum Deferred Sales
 Charge (Load) imposed on
 reinvested dividends......     None       None        None      None      None
Redemption Fee (as a
 percentage of amount
 redeemed, if applicable)..     None       None        None      None      None
Annual Fund Operating
 Expenses (unaudited) (as a
 % of average net assets)
Management Fees............    0.58%      0.58%       0.58%     0.53%     0.53%
Distribution and/or Service
 (12b-1) Fees..............    0.75%      0.75%       0.75%     0.75%     1.00%(/3/)
Other Expenses.............    0.99%      1.12%       1.28%     0.60%     0.30%
Total Annual Fund Operating
 Expenses..................    2.32%      2.45%       2.61%     1.88%     1.83%
Expense Example of Total
 Operating Expenses
 Assuming Redemption at the
 End of the Period(/4/)
One Year...................   $  335     $  348      $  364    $  291    $  286
Three Years................   $  724     $  764      $  811    $  591    $  576
Five Years.................   $1,240     $1,306      $1,385    $1,016    $  990
Ten Years..................   $2,656     $2,786      $2,944    $2,201    $2,148
Expense Example of Total
 Operating Expenses
 Assuming No Redemption at
 the End of the Period(/4/)
One Year...................   $  235     $  248      $  264    $  191    $  186
Three Years................   $  724     $  764      $  811    $  591    $  576
Five Years.................   $1,240     $1,306      $1,385    $1,016    $  990
Ten Years..................   $2,656     $2,786      $2,944    $2,201    $2,148

-----------
Notes to Expense Comparison Table:
(/1/) The Kemper Total Return Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to each Reorganiza-tion and reflects the effect of each Reorganization. Pro Forma expenses reflect the implementation of Kemper Total Return Fund's Administration Agreement and the adoption of an amended distribution plan.
(/2/) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Includes a shareholder services fee of 0.25%. It is being proposed to shareholders of Kemper Total Return Fund that the shareholder services fee be authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class C shares of each Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for each Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Expense examples reflect what an investor would pay on a $10,000 in-vestment, assuming a 5% annual return, the reinvestment of all divi-dends and total operating expenses remain the same. This is only an ex-ample; your actual expenses will be different.

                           Expense Comparison Table
                                Class I Shares

                                                                      Kemper
                                                                       Total
                                                            Kemper    Return
                                                            Total     Fund --
                          Horizon 5 Horizon 10+ Horizon 20+ Return   Pro Forma
                            Fund       Fund        Fund      Fund  Combined(/1/)
                          --------- ----------- ----------- ------ -------------
Shareholder Fees
Maximum Sales Charge
 (Load) Imposed on
 Purchases (as % of
 offering price)........     None       None        None     None       None
Maximum Contingent
 Deferred Sales Charge
 (Load) (as % of
 redemption proceeds)...     None       None        None     None       None
Maximum Deferred Sales
 Charge (Load) imposed
 on reinvested
 dividends..............     None       None        None     None       None
Redemption Fee (as a
 percentage of amount
 redeemed, if
 applicable)............     None       None        None     None       None
Annual Fund Operating
 Expenses (unaudited)
 (as a % of average net
 assets)
Management Fees.........    0.58%      0.58%       0.58%    0.53%      0.53%
Distribution and/or
 Service (12b-1) Fees...     None       None        None     None       None
Other Expenses..........    0.39%      0.30%       0.32%    0.11%      0.10%
Total Annual Fund
 Operating Expenses.....    0.97%      0.88%       0.90%    0.64%      0.63%
Expense Example of Total
 Operating Expenses at
 the End of the
 Period(/2/)
One Year................   $   99     $   90      $   92     $ 65       $ 64
Three Years.............   $  309     $  281      $  287     $205       $202
Five Years..............   $  536     $  488      $  498     $357       $351
Ten Years...............   $1,190     $1,084      $1,108     $798       $786

-----------
Notes to Expense Comparison Table:
(/1/) The Kemper Total Return Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to each Reorganiza-tion and reflects the effect of each Reorganization. Pro Forma expenses reflect the implementation of Kemper Total Return Fund's Administration Agreement.

(/2/) Expense examples reflect what an investor would pay on a $10,000 in-vestment, assuming a 5% annual return, the reinvestment of all divi-dends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

Financial Highlights

    The financial highlights table for Kemper Total Return Fund, which is in-tended to help you understand Kemper Total Return Fund's financial performance for the past five years, is included in Kemper Total Return Fund's prospectus dated February 1, 2001, which is included in the materials that have been pro-vided to you with this document.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Kem-per Total Return Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal under-writer and distributor of the Class A, Class B, Class C and Class I shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Kemper Total Return Fund also has adopted distribution plans on behalf of Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Class B and Class C shares of each Horizon Fund. Shareholders of Kemper Total Return Fund are being asked to approve a new distribution plan for Class A shares and amended distribution plans for Class B and Class C shares. Under the proposed distribution plans for Class B and Class C, as under the current distribution plans for each Horizon Fund, Kemper Total Return Fund will pay KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. Pending approval of the shareholders of Kemper Total Return Fund, it is anticipated that the new distribution plans for Kemper Total Return Fund, however, unlike the distribution plans for each Horizon Fund, will authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") described below. Neither KDI nor the Trustees of either Trust believe that the services performed by KDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distri-bution" services) as defined in Rule 12b-1, but rather are post-sale adminis-trative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "dis-tribution" services, it is proposed that the distribution plans for Kemper To-tal Return Fund will authorize the pay-ment of the services fee. The fact that the services fee will be authorized by Kemper Total Return Fund's distribution plans will not change the fee rate nor will it affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Kemper Total Return Fund, which is substantially identical to the current services agreement with each Horizon Fund, KDI receives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Kemper Total Return Fund. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those classes of shares of Kemper Total Return Fund, and may retain any por-tion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the rele-vant class of shares.

Purchases, Exchanges and Redemptions

    Each Fund is part of the Scudder Kemper complex of mutual funds. The pro-cedures for purchases, exchanges and redemptions of Class A, Class B, Class C and Class I shares of Kemper Total Return Fund are identical to those of the Horizon Funds. Shares of Kemper Total Return Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Kemper Total Return Fund have identical sales charges to those of the Horizon Funds. Kemper Total Return Fund has a maximum initial sales charge of 5.75% on Class A shares. Shareholders who pur-chase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase. Class I share are sold without a front-end sales charge or a CDSC.

    Class A, Class B, Class C and Class I shares of Kemper Total Return Fund received in the Reorganizations will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Horizon Funds exchanged for shares of Kemper Total Return Fund as a result of the Reorgani-zations. However, following the Reorganizations, any CDSC that ap-plies to shares of the Horizon Funds will continue to apply to shares of Kem-per Total Return Fund received in the Reorganizations, using the original pur-chase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganizations.

    Services available to shareholders of Class A, Class B, Class C and Class I shares of Kemper Total Return Fund are identical to those available to shareholders of the corresponding classes of shares of the Horizon Funds and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B, Class C and Class I shares, and reinvestment privileges. Please see Kemper Total Return Fund's prospectus for additional information.

Dividends and Other Distributions

    Each Fund intends to distribute net realized capital gains after utiliza-tion of capital loss carryforwards, if any, in November or December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's ac-count on the payment date or, at the shareholder's election, sent to the shareholder by check. For retirement plans, reinvestment is the only option.

    If the Plan is approved by a Horizon Fund's shareholders, that Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

  Trustees and Officers.

    The Trustees of the Acquired Trust are different from those of Kemper To-tal Return Fund. Currently, the Trustees of Kemper Total Return Fund are John
W. Ballantine, Lewis A. Burnham, Linda C. Coughlin, Donald L. Dunaway, Robert
B. Hoffman, Donald R. Jones, Shirley D. Peterson and William P. Sommers. The shareholders of Kemper Total Return Fund will vote on the same slate of Trust-ees as in Proposal 1 for the Horizon Fund shareholders. In addition, the offi-cers of each Horizon Fund and Kemper Total Return Fund are different. (See Proposal 1 and each Fund's statement of additional information for further information.)

  Fiscal Year.

    Each Horizon Fund's fiscal year-end is July 31. Kemper Total Return Fund's fiscal year-end is October 31.

Tax Consequences

    As a condition to each Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If a Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by a Horizon Fund or its shareholders as a direct re-sult of the Reorganization. See "The Proposed Transactions -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because there are important differences in the investment objectives, pol-icies and strategies of Kemper Total Return Fund and the Horizon Funds, there are also important differences in the principal risks of the Funds. While the types of principal risks each Fund is subject to are similar, the Funds are subject to different degrees of these risks. The following principal risks for each Fund are listed in decreasing order of significance. The principal risks of Kemper Total Return Fund are stock market risk, particularly for growth stocks, interest rate risk, credit risk and foreign stock and currency risk. The principal risks of Horizon 5 Fund are bond market risk, interest rate risk and credit risk. Horizon 5 Fund is also subject to stock market risk, foreign stock risk and currency risk. The principal risks of Horizon 10+ Fund and Ho-rizon 20+ Fund are stock market risk, foreign stock and currency risk, bond market risk, interest rate risk and credit risk.

    Stock market risk depends on many influences, including economic, politi-cal, and demographic trends. When stock prices fall, the value of your invest-ment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies. Foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and politi-cal and economic uncertainty. In addition, when the dollar value of a foreign currency falls, so does the value of any investments the Fund owns that are denominated in that currency.

    Although Kemper Total Return Fund and the Horizon Funds each may invest in common stocks, their portfolio holdings are expected to differ considerably in terms of market capitalization, style (i.e., growth versus value) and foreign exposure. Because different segments of the stock market (e.g., large cap and small cap) and different investment styles (e.g., growth versus value) may re-act quite differently to economic and other factors, the risks of the Funds are expected to vary.

    Bond market risk depends on interest rates, credit quality of issuers and other factors. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the Funds' performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the Funds' share price and yield. All bonds are also subject to credit risk, which is the risk that interest and principal will not be repaid. Corporate bonds could perform less well than other bonds in a weak economy.

    Kemper Total Return Fund may invest more heavily in high yield securities or "junk bonds" than the Horizon Funds and is more susceptible to the credit risks of investing in junk bonds. Investments in junk bonds entail relatively greater risk of loss of income and principal than investments in higher-rated securities and may fluctuate more in value.

    The Funds are not insured or guaranteed by the FDIC or any other govern-ment agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTIONS

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of each Horizon Fund to Kemper Total Return Fund in exchange for that number of full and fractional Class A, Class B, Class C and Class I shares of Kemper Total Return Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the relevant Horizon Fund as of the close of business on the Valuation Date. Kemper Total Return Fund will assume all of the liabilities of each Horizon Fund. Each Horizon Fund will distribute the Class A, Class B, Class C and Class I shares received in the exchange to the shareholders of the correspond-ing classes of the relevant Horizon Fund in complete liquidation of that Fund. That Horizon Fund will then be terminated.

    Upon completion of the Reorganizations, each shareholder of a Horizon Fund will own that number of full and fractional Class A, Class B, Class C and Class I shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in that Horizon Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper Total Return Fund identical in all material respects to the account currently maintained by the relevant Ho-rizon Fund for such shareholder. In the interest of economy and convenience, Class A, Class B, Class C and Class I shares issued to the Horizon Funds' shareholders in the Reorganizations will be in uncertificated form. If Class A, Class B, Class C or Class I shares of any Horizon Fund are represented by certificates prior to the Closing, such certificates should be returned to the Horizon Funds' shareholder servicing agent. Any Class A, Class B, Class C or Class I shares of Kemper Total Return Fund distributed in the Reorganizations to shareholders in exchange for certificated shares of the Horizon Funds may not be transferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of each Horizon Fund will continue to be able to redeem their shares at the net asset value next determined after re-ceipt by the Horizon Funds' transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B, Class C or Class I shares of Kemper Total Re-turn Fund received by the shareholder in connection with such Reorganization.

    The obligations of each Trust, on behalf of the respective Funds, under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To pro-vide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connec-tion with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meet-ing if such amendment would have the effect of changing the provisions for de-termining the number of shares of Kemper Total Return Fund to be issued to the applicable Horizon Fund in the Plan to the detriment of that Horizon Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transactions

    As discussed above, the Reorganizations is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganizations to the Trustees of the Acquired Trust at a meeting held on May 24, 2000, see "Synopsis -- Back-ground of the Reorganizations" above. This initiative includes five major com-ponents:

  (i) A change in branding to offer virtually all funds advised by ZSI under the Scudder name, with a concentration on intermediary dis-tribution;

  (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds cover-ing, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

  (v) The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Acquired Trust reviewed the potential im-plications of these proposals for each Horizon Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Inde-pendent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Acquired Trust, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit ele-ments of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of each Reorganization and certain related proposals. The Trustees have also unanimously agreed to recommend that each Reorganization be approved by the applicable Horizon Fund's shareholders.

    In determining whether to recommend that the shareholders of each Horizon Fund approve the Plan effecting the Reorganization relating to their Horizon Fund, the Board of Trustees considered that:

  . Given each Horizon Fund's relatively small size and ZSI's commitment to a streamlined family of funds, each Reorganization would allow shareholders to continue their investment in another fund and would be effected on a tax-free basis, as opposed to liquidation, which would be a taxable transaction.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B, Class C and Class I shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganizations that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although each Horizon Fund agreed to pay the estimated costs of its Reorganization allocated to Class A, Class B and Class C shares and a portion of the estimated costs of the Reorganization allocated to Class I shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of each Reorganization. ZSI agreed to pay a por-tion of the estimated costs of the Reorganizations allocated to Class I shares and all of the costs of the Reorganizations that exceed esti-mated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of each Horizon Fund, including com-parisons between the expenses of each Horizon Fund and the estimated operating ex-penses of Kemper Total Return Fund after the Reorganizations, and between the estimated operating expenses of Kemper Total Return Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganizations and whether the Reorganizations would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment ob-jectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Kemper Total Return Fund to attract additional assets; and (f) the investment performance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of each Horizon Fund's portfolio; and (c) the potential tax conse-quences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganizations allocable to the Hori-zon Funds, which include board meeting fees, legal, accounting and other con-sultant fees, and proxy solicitation costs, are as follows: $32,272 for Hori-zon 5 Fund, $58,795 for Horizon 10+ Fund and $72,524 for Horizon 20+ Fund. These costs are allocated to shareholders by class as follows:

                               Costs                  %       Costs       %
                      Total  Allocated  Cost Per  Allocated Allocated Allocated
Fund                  Costs  to Class  Share(/1/)  to Fund   to ZSI    to ZSI
----                 ------- --------- ---------- --------- --------- ---------
Horizon 5 Fund
Class A............. $10,614  $10,614   $0.0027      100%     $  0         0%
Class B............. $15,741  $15,741   $0.0087      100%     $  0         0%
Class C............. $ 4,848  $ 4,848   $0.0115      100%     $  0         0%
Class I............. $ 1,069  $   329   $0.0214     30.8%     $740      69.2%
Horizon 10+ Fund
Class A............. $18,253  $18,253   $0.0043      100%     $  0         0%
Class B............. $31,926  $31,926   $0.0087      100%     $  0         0%
Class C............. $ 7,557  $ 7,557   $0.0081      100%     $  0         0%
Class I............. $ 1,059  $   242   $0.0228     22.9%     $817      77.1%
Horizon 20+ Fund
Class A............. $19,760  $19,760   $0.0053      100%     $  0         0%
Class B............. $43,305  $43,305   $0.0120      100%     $  0         0%
Class C............. $ 8,384  $ 8,384   $0.0101      100%     $  0         0%
Class I............. $ 1,075  $   745   $0.0239     69.3%     $330      30.7%

-----------
(/1/)Based on net assets as of May 31, 2000 for each Horizon Fund.

    ZSI is bearing the remaining costs, including any cost overruns (except that Kemper Total Return Fund is bearing the SEC registration fees which are estimated to be $46,615).

    The estimated costs of the Reorganization borne by each Horizon Fund have been expensed, resulting in a reduction of net asset value per share noted in the column "Cost Per Share" above. Management of the Horizon Funds expects that reduced operating expenses resulting from the Reorganizations should allow for recovery of the allocated costs of each Reorganization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganizations will be achieved on a federally tax-free basis (see "The Proposed Transactions -- Federal In-come Tax Consequences"), there are differences in the Funds' unrealized gains or losses and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to shareholders.

                                                                      Fiscal Year Loss Fiscal Year
                           12/31/00    12/31/00 Unrealized   Fiscal    Carryover as %   Portfolio
                          Unrealized   Gain (Loss) as % of Year Loss  of 12/31/00 Net   Turnover
                         Gain (Loss)   12/31/00 Net Assets Carryovers      Assets         Rate
                         ------------  ------------------- ---------- ---------------- -----------
Horizon 5 Fund.......... $ (2,291,085)        (4.3%)          None          N/A            72%
Horizon 10+ Fund........ $ (6,288,686)        (7.4%)          None          N/A            61%
Horizon 20+ Fund........ $ (7,269,801)        (8.6%)          None          N/A            72%
Kemper Total Return
 Fund................... $430,673,191         13.0%           None          N/A            95%

    The Trustees of the Acquired Trust considered the possibility that share-holders of each Horizon Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affect-ed). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future reali-zation of capital gains or losses in view of future changes in portfolio val-ues, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganizations, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that each Horizon Fund's participation in the Reorganizations would be in the best interests of that Horizon Fund and would not dilute the interests of that Horizon Fund's share-holders. The Board of Trustees, including the Independent Trustees, unani-mously recommends that shareholders of each Horizon Fund approve their Reorga-nization.

Description of the Securities to Be Issued

    Kemper Total Return Fund is a Massachusetts business trust established un-der a Declaration of Trust dated October 24, 1985, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of bene-ficial interest, without par value. The Trustees of the Acquiring Trust are authorized to divide the shares of the Acquiring Trust into separate series, but have not currently created separate series. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The shares of Kemper Total Return Fund are cur-rently divided into four classes: Class A, Class B, Class C and Class I. Al-though shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different ex-pense levels because distribution costs and certain other expenses approved by the Board of Trustees of the Acquiring Trust are borne directly by the class incurring such expenses.

    Each share of each class of Kemper Total Return Fund represents an inter-est in Kemper Total Return Fund that is equal to and proportionate with each other share of that class of Kemper Total Return Fund. Kemper Total Return Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of each Horizon Fund and the rights of shareholders of Kemper Total Return Fund.

Federal Income Tax Consequences

    Each Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Kemper Total Return Fund of all or substantially all of the assets of each Horizon Fund in exchange solely for Class A, Class B, Class C and Class I shares and the assumption by Kemper To-tal Return Fund of all of the liabilities of each Horizon Fund, followed by the distribution of such shares to the relevant Horizon Fund's shareholders in exchange for their shares of that Horizon Fund in complete liquidation of that Horizon Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper Total Return Fund and each Horizon Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by any Horizon Fund upon the transfer of all or substantially all of its assets to Kemper Total Return Fund in exchange solely for Class A, Class B, Class C and Class I shares and the assumption by Kemper Total Return Fund of all of the liabilities of each Hori-zon Fund or upon the distribution of the Class A, Class B, Class C and Class I shares to shareholders of that Horizon Fund in exchange for their shares of that Horizon Fund; (iii) the basis of the assets of each Horizon Fund in the hands of Kemper Total Return Fund will be the same as the basis of such assets of that Horizon Fund immediately prior to the transfer; (iv) the holding pe-riod of the assets of each Horizon Fund in the hands of Kemper Total Return Fund will include the period during which such assets were held by that Hori-zon Fund; (v) no gain or loss will be recognized by Kemper Total Return Fund upon the receipt of the assets of a Horizon Fund in exchange for Class A, Class B, Class C and Class I shares and the assumption by Kemper Total Return Fund of all of the liabilities of that Horizon Fund; (vi) no gain or loss will be recognized by the shareholders of a Horizon Fund upon the receipt of the Class A, Class B, Class C and Class I shares solely in exchange for their shares of that Horizon Fund as part of the transaction; (vii) the basis of the Class A, Class B, Class C and Class I shares received by each shareholder of each Horizon Fund will be the same as the basis of the shares of that Horizon Fund exchanged therefor; and (viii) the holding period of Class A, Class B, Class C and Class I shares received by each shareholder of each Horizon Fund will include the holding period during which the shares of that Horizon Fund exchanged therefor were held, provided that at the time of the exchange the shares of that Horizon Fund were held as capital assets in the hands of such shareholder of that Horizon Fund.

    After the Closing, Kemper Total Return Fund may dispose of certain securi-ties received by it from the Horizon Funds in connection with the Reorganiza-tion, which may result in transaction costs and capital gains.

    While the Horizon Funds are not aware of any adverse state or local tax consequences of the proposed Reorganizations, they have not requested any rul-ing or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of each Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Kemper Total Return Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of Kemper Total Return Fund, Horizon 5 Fund, Horizon 10+ Fund and Horizon 20+ Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to each Reorganization(/1/):

                                                                                              Kemper Total
                                                                                             Return Fund --
                          Kemper Total   Horizon 5  Horizon 10+ Horizon 20+  Pro Forma         Pro Forma
                          Return Fund      Fund        Fund        Fund     Adjustments         Combined
                         -------------- ----------- ----------- ----------- -----------      --------------
Net Assets
Class A Shares.......... $2,903,168,060 $36,397,618 $43,620,995 $42,870,402 $ (70,463)(/3/)  $3,025,986,612
Class B Shares.......... $  579,372,710 $17,820,064 $38,780,501 $39,671,937 $(267,899)(/4/)  $  675,377,313
Class C Shares.......... $   60,784,292 $ 4,445,004 $ 9,159,803 $ 9,222,280 $ (21,761)(/5/)  $   83,589,618
Class I Shares.......... $   11,329,193 $   141,449 $   132,449 $   356,067 $  (1,903)(/6/)  $   11,957,255
                                                                                             --------------
Total Net Assets........                                                                     $3,796,910,798(/2/)
                                                                                             ==============
Shares Outstanding
Class A Shares..........    254,015,636   3,418,337   3,853,286   3,468,560      7,008          264,762,827
Class B Shares..........     50,659,560   1,673,422   3,432,202   3,289,678     19,530           59,074,392
Class C Shares..........      5,323,859     417,762     814,298     767,637     (2,648)           7,320,908
Class I Shares..........        988,474      13,292      11,696      28,658      1,210            1,043,330
Net Asset Value per
Share
Class A Shares.......... $        11.43 $     10.65 $     11.32 $     12.36                  $        11.43
Class B Shares.......... $        11.44 $     10.65 $     11.30 $     12.06                  $        11.43
Class C Shares.......... $        11.42 $     10.64 $     11.25 $     12.01                  $        11.42
Class I Shares.......... $        11.46 $     10.64 $     11.32 $     12.42                  $        11.46

-----------
(/1/) Assumes each Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Kemper Total Return Fund will be received by the shareholders of Horizon 5 Fund, Horizon 10+ Fund or Horizon 20+ Fund on the date each Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Kemper Total Return Fund that actually will be received on or after such date.
(/2/) Kemper Total Return Fund -- Pro Forma Combined net assets do not re-flect expense reductions that would result from the implementation of Kemper Total Return Fund's Administration Agreement for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $21,836, $10,614, $18,253 and $19,760 to be borne by the Class A shares of Kemper Total Return Fund, Horizon 5 Fund, Horizon 10+ Fund and Horizon 20+ Fund, respectively.
(/4/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $176,927, $15,741, $31,926 and $43,305 to be borne by the Class B shares of Kemper Total Return Fund, Horizon 5 Fund, Horizon 10+ Fund and Horizon 20+ Fund, respectively.
(/5/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $972, $4,848, $7,557 and $8,384 to be borne by the Class C shares of Kemper Total Return Fund, Horizon 5 Fund, Horizon 10+ Fund and Horizon 20+ Fund, respectively.
(/6/) Represents one-time proxy, legal, accounting and other costs of the Re-organization of $587, $329, $242 and $745 to be borne by the Class I shares of Kemper Total Return Fund, Horizon 5 Fund, Horizon 10+ Fund and Horizon 20+ Fund, respectively.

  The Board of Trustees unanimously recommends that the shareholders of each Horizon Fund vote in favor of the Proposal that relates to the Reorganization of their Fund into Kemper Total Return Fund.

PROPOSAL 5: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of each Hori-zon Fund for the Horizon Fund's current fiscal year and recommends that share-holders ratify such selection. Shareholders of each Horizon Fund are being asked to ratify the selection of E&Y in case the Plan, as described under Pro-posal 2, is not approved by shareholders. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be avail-able to respond to appropriate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during each Horizon Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of each Horizon Fund. The information in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by each Horizon Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to that Horizon Fund. The Audit and Governance Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from each Horizon Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to that Horizon Fund is compatible with maintaining E&Y's independence.

                                       Financial Information
                                        Systems Design and
Fund                        Audit Fees  Implementation Fees  All Other Fees(/1/)
----                        ---------- --------------------- -------------------
Horizon 5 Fund.............  $16,900             --                $  800
Horizon 10+ Fund...........  $25,700             --                $1,200
Horizon 20+ Fund...........  $25,100             --                $1,200

-----------
(/1/) In addition to the amount shown in the table for each Horizon Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services performed on behalf of the Horizon Funds and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

The Board of Trustees unanimously recommends that shareholders of each Horizon
                    Fund vote in favor of this Proposal 5.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trusts, the Funds and each Reorganization has been filed with the SEC. The information regarding the Trusts and the Funds may be obtained without charge by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be in-spected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such ma-terial can also be obtained from the Public Reference Branch, Office of Con-sumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which con-tains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and state-ments of additional information, and other information about the Trusts and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tions -- Board Approval of the Proposed Transactions." In addition to solici-tation by mail, certain officers and representatives of the Acquired Trust, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of a Horizon Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Trust, c/o Zurich Scudder Investments, Inc., at the address for the Acquired Trust shown at the beginning of this Proxy Statement/Prospectus) or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Horizon Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Acquired Trust (for a Trust-wide vote) or a Horizon Fund (for a Fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of busi-ness. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Horizon Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such ad-journment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a Trust-wide vote) or a Horizon Fund's (for a Fund-wide vote) shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Pro-posal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Horizon Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instruc-tions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting on such elec-tion (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposals 2 through 4, with respect to the applicable Horizon Fund, requires the affirmative vote of the holders of a majority of that Horizon Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 5, with respect to each Horizon Fund, requires the affirmative vote of a majority of the shares of that Horizon Fund voting at a Meeting. Ab-stentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 5, and will have the effect of a "no" vote on Proposals 2 through 4.

    Holders of record of the shares of each Horizon Fund at the close of busi-ness on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 3,150,757 Class A shares, 1,619,604 Class B shares, 421,447 Class C shares and 7,588 Class I shares of Horizon 5 Fund outstanding; 3,944,322 Class A shares, 3,469,421 Class B shares, 882,012 Class C shares and 13,289 Class I shares of Horizon 10+ Fund outstanding; and 3,613,902 Class A shares, 3,408,672 Class B shares, 818,286 Class C shares and 32,811 Class I shares of Horizon 20+ Fund outstanding.

    As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of Kemper Total Return Fund. Appendix 2 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares. To the best of each Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of any class of any Fund's outstanding shares, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $5,962.58. As the Meeting date approaches, certain shareholders of the Horizon Funds may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Horizon Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the share-holder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or at-tend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at a Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time be-fore the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at a Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Acquired Trust and/or the applicable Horizon Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF KEMPER TOTAL RETURN FUND'S PERFORMANCE

 APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [  ] day of [    ], 2001, by and among Kemper Total Return Fund (the "Ac-
quiring Trust"), a Massachusetts business trust, on behalf of Kemper Total Re-turn Fund (the "Acquiring Fund"), the only active series of the Acquiring Trust, Kemper Horizon Fund (the "Acquired Trust" and, together with the Ac-quiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio, and Kemper 20+ Portfolio, each a separate series of the Acquired Trust (each, an "Acquired Fund" and collectively, the "Acquired Funds") (each Acquired Fund or Acquiring Fund referred to as a "Fund" and together, the "Funds"), and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The princi-pal place of business of the Acquiring Trust and the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganizations (each, a "Re-organization" and collectively, the "Reorganizations") will consist of the transfer of all or substantially all of the assets of each Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest (no par value) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of each Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class I shareholders of each Acquired Fund in complete liquidation of each Acquired Fund as provided here-in, all upon the terms and conditions hereinafter set forth in this Agreement. Notwithstanding anything to the contrary in this Agreement, the rights and ob-ligations of each Acquired Fund, and the Acquired Trust with respect to that Acquired Fund, are not contingent upon the satisfaction by any other Acquired Fund of its obligations under this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF EACH ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to each Acquired Fund that number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Class I shares of each Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of each Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Funds shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of each Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of such Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by each Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. Each Acquired Fund will endeavor to discharge all of its known lia-bilities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, each Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, each Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of each Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the applicable Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accor-dance with section 2.3. The Acquiring Fund will not issue certificates repre-senting Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of an Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the applicable Acquired Fund.

    1.8. All books and records of each Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current pro-spectus or statement of additional information, copies of which have been de-livered to each Acquired Fund.

    2.2. The net asset value of a Class A, Class B, Class C or Class I Acquir-ing Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C and Class I shares of the applicable Acquired Fund, as the case may be, determined in ac-cordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 11, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. Each Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for each Acquired Fund, shall deliver at the Closing a certificate of an autho-rized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund's portfolio securities represented by a certificate or other written in-strument shall be presented by the custodian for each Acquired Fund to the custodian for the Acquiring

Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by each Acquired Fund as of the Closing Date by each Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. State Street, as transfer agent for each Acquired Fund, on behalf of each Acquired Fund, shall deliver at the Closing a certificate of an autho-rized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class I Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Ac-quiring Fund Shares to be credited on the Closing Date to each Acquired Fund or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class I shares of the Acquiring Fund or an Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trad-ing shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of each Acquired Fund shall include all of such Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to such Acquired Fund's board members.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of each Acquired Fund, represents and warrants to the Acquiring Fund as follows:

    (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except juris-dictions in which the failure to so qualify would not have material ad-verse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

    (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all ma-terial respects with the 1940 Act and the rules and regulations thereun-der;

    (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

    (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, inden-ture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquired Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and ad-versely affect its business and is not a party to or subject to the provi-sions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to con-summate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended July 31, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all ma-terial respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquired Fund required to be reflected on a balance sheet (in-cluding the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since July 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or busi-ness other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise dis-closed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

    (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, un-der Massachusetts law, Acquired Fund Shareholders, under certain circum-stances, could be held personally liable for obligations of the Acquired
  Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Ac-quiring Fund has received notice at or prior to the Closing, and upon de-livery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement consti-tutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorgani-zation, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (m) The information to be furnished by the Acquired Fund for use in ap-plications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

    (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

    (o) The proxy statement of the Acquired Fund to be included in the Reg-istration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to each Acquired Fund as follows:

    (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Mass-achusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to the approval of share-holders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund, the only active series of the Acquiring Trust, is duly designated in accordance with the applicable provisions of the Acquiring Trust's Decla-ration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qual-ified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

    (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereun-der;

    (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

    (d) The Acquiring Trust is not, and the execution, delivery and perfor-mance of this Agreement by the Acquiring Trust will not result (i) in vio-lation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or con-stitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquir-ing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquiring Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

    (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

    (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

    (g) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

    (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

    (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly autho-rized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-as-sessable (recognizing that, under Massachusetts law, Acquiring Fund Share-holders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

    (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

    (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the deter-minations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent trans-fer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

    (n) The information to be furnished by the Acquiring Fund for use in ap-plications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

    (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

    (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

    (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND EACH ACQUIRED FUND

    5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agree-ment being or becoming untrue in any material respect. Each Fund covenants and agrees to coordinate the respective portfolios of the Acquired Fund and Ac-quiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's in-vestment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to each Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to each Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. Each Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. Each Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. Each Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests con-cerning the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reason-ably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. Each Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. Each Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contem-plated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by an Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, each Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. Each Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that each transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor any Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and each Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, each Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

    With respect to each Reorganization, the obligations of an Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than an Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or of-ficers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litiga-tion.

    6.2. The Acquiring Fund shall have delivered to each Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. Each Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

    (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Ac-quiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and le-gally binding obligation of the Acquiring Trust, on behalf of the Acquir-ing Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust,
  (ii) the Acquiring Trust is duly registered as an investment company with the

  Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Ac-quired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have entered into an administrative services agreement with ZSI in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    With respect to each Reorganization, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by an Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of each Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against an Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to any Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. Each Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. Each Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to each Ac-quired Fund made in this Agreement are true and correct on and as of the Clos-ing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall rea-sonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

    (a) The Acquired Trust has been duly formed and is an existing business trust; (b) each Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Ac-quired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    7.5. Each Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND EACH ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to each Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Ac-quiring Fund. Notwithstanding anything herein to the contrary, neither the Ac-quiring Fund nor an Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or an Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not in-volve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or an Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquired Funds and the Acquiring Fund, in a form reasonably satisfactory to each such party to this Agreement, substan-tially to the effect that, based upon certain facts, assumptions and represen-tations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquir-ing Fund of all of the liabilities of the Acquired Fund, followed by the dis-tribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the trans-action; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares re-ceived by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of repre-sentations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor an Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless each Ac-quired Fund and each of such Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (in-cluding, without limitation, the payment of reasonable legal fees and reason-able costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect there-to) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. Each Acquired Fund agrees to indemnify and hold harmless the Acquir-ing Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

    10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of each of the Acquired Funds, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that for Kemper Horizon 5 Portfolio, Class A shares will bear $10,614, Class B shares will bear $15,741, Class C shares will bear $4,848 and Class I shares will bear $329; for Kemper Horizon 10+ Portfolio, Class A shares will bear $18,253, Class B shares will bear $31,926, Class C shares will bear $7,557 and Class I shares will bear $242; for Kemper Horizon 20+ Portfolio, Class A shares will bear $19,760, Class B shares will bear $43,305, Class C shares will bear $8,384 and Class I shares will bear $745; and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $46,615). Any such expenses which are so borne by ZSI will be solely and di-rectly related to a Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with their respective Reorganization.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. Each Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Funds and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction to such party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such mate-rial breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of an Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of each Acquired Fund Shareholders called by the Acquired Funds pursuant to section 5.3 of this Agreement, no such amend-ment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their fur-ther approval.

14.  NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the applicable Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 222 South River-side Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Flem-ing, Esq., or to any other address that the Acquired Funds or the Acquiring Fund shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and each Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as pro-vided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the de-livery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by autho-rized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liabil-ity on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                KEMPER TOTAL RETURN FUND



                                       _____________________________________
_____________________________________  By:
Secretary                              Its:

Attest: KEMPER HORIZON FUND on behalf of Kemper Horizon 5 Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 20+ Portfolio




_____________________________________
Secretary                              _____________________________________
                                       By:
                                       Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.


_____________________________________
By:
Its:

                                                                      EXHIBIT B

                    MANAGEMENT'S DISCUSSION OF KEMPER TOTAL
                           RETURN FUND'S PERFORMANCE

PERFORMANCE UPDATE

[LANGBAUM PHOTO]
LEAD PORTFOLIO MANAGER GARY A. LANGBAUM HAS BEEN A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. SINCE 1988. LANGBAUM IS A CHARTERED FINANCIAL ANALYST AND HAS MORE THAN 30 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT.

[MCCORMICK PHOTO]
PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. MCCORMICK FOCUSES HER CONTRIBUTIONS ON THE EQUITY PORTION OF THE PORTFOLIO. PORTFOLIO MANAGER ROBERT CESSINE, A MANAGING DIRECTOR WITH THE FIRM, WITH NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE, CONTRIBUTES TO THE MANAGEMENT OF THE BOND PORTION OF THE PORTFOLIO. HE IS ALSO A CHARTERED FINANCIAL ANALYST.
THE MANAGEMENT TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

 KEMPER TOTAL RETURN FUND MET THE MARKET VOLATILITY CHALLENGES HEAD-ON DURING THE ANNUAL PERIOD BY POSTING A SOLID RETURN. BELOW, LEAD PORTFOLIO MANAGER GARY LANGBAUM DISCUSSES HOW THE PORTFOLIO'S BALANCED STOCK AND BOND ALLOCATIONS ALLOWED THE FUND TO GENERATE POSITIVE PERFORMANCE WHILE MINIMIZING RISK.

Q BEFORE YOU REVIEW KEMPER TOTAL RETURN FUND'S PERFORMANCE, WILL YOU PROVIDE US WITH AN OVERVIEW OF THE MARKET CLIMATE DURING THE ANNUAL PERIOD?

A The 12-month period ended October 31, 2000, was a challenging time characterized by large swings in the market. From the beginning of this period through the first few months of 2000, we saw technology issues drive robust market growth. Advances in the tech sector -- specifically in semiconductors and wireless communications -- and an active initial public offering (IPO) market drove this performance. At first, many investors continued to ride high with tech stocks, even as concern over Y2K mounted. The tech-dominated market maintained strength as Y2K came and went and as the Federal Reserve Board continued to increase interest rates. However, after the market peaked in February, there was a sharp correction in growth and technology issues as investors began reexamining the sustainability of the revenue and earnings growth rates as well as the high price-to-earnings multiples (P/E) of many technology issues, and more specifically Internet-related stocks. No tech names were immune from the correction's domino-like effect, although some rebounded more quickly than others.

  Spooked by the correction, many investors moved into nontech, large-cap names, which was good news for more defensive areas of the market. Value stocks gained some ground on growth stocks during this period on fears about the more aggressive Fed policy and the continued concerns over high valuations of tech stocks. But some growth areas with more defensive characteristics also benefited, such as select pharmaceuticals and financial services. Surprisingly, big discount retail names that historically perform well during this type of market posted disappointing returns on the heels of the correction.

  The market has shown some signs of rebounding, but economic data suggest that the Fed has succeeded in slowing the economy. As the one-year period came to a close, the market remained volatile as performance continued to broaden beyond tech names.

Q HOW DID THE FUND PERFORM DURING THIS ONE-YEAR PERIOD? HOW DID THIS PERFORMANCE COMPARE WITH ITS BENCHMARKS?

A Kemper Total Return Fund gained 6.52 percent (Class A shares, unadjusted for any sales charges), outperforming the S&P 500 stock index which was up 6.08 percent. The fund slightly trailed its typical peer -- the average return for the Lipper Balanced Fund category was 7.88 percent -- lagging due to its higher equity exposure in a challenging market and its greater exposure to growth stocks versus value names.

PERFORMANCE UPDATE

  When comparing fund returns with the all-equity S&P 500 stock index, it is important to keep in mind that Kemper Total Return Fund is a balanced fund. Balanced funds invest in both stocks and bonds. During the annual period, we did not change the portfolio's asset allocation mix -- the fund generally held 65 percent of its assets in stocks. The remaining 35 percent was invested in a core bond portfolio that included a mix of high-grade and high-yield corporate bonds, as well as U.S. Treasury and agency bonds. For comparison purposes, you should also examine the Lehman Brothers Government/ Corporate Bond index*, which rose
7.13 percent for the annual period.

* THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX IS AN UNMANAGED INDEX COMPRISING INTERMEDIATE- AND LONG-TERM GOVERNMENT AND INVESTMENT-GRADE CORPORATE DEBT SECURITIES. SOURCE IS LIPPER, INC. AS OF 10/31/00.

Q  WHAT EFFECT DID THE FUND'S BALANCED APPROACH HAVE ON PERFORMANCE?

A As you know, Kemper Total Return Fund seeks both capital growth and current income. To pursue these goals, we combine stocks and bonds in a single portfolio. Stocks generally have a higher return potential but also tend to be more volatile. Bonds, meanwhile, typically offer a lower level of return but also carry a lower degree of risk compared with stocks. Because the fund provides exposure to both stocks and bonds, our shareholders' eggs aren't all in one basket. If stocks falter, bond returns may partially offset the losses.

  The fund performed as it was designed to during this type of volatile market climate and protected principal. Early in the period, stocks -- particularly technology stocks -- dramatically outperformed everything else. Our significant bond position, while appropriate for this balanced fund, limited gains in comparison with all-equity funds. As the market shifted in March and many stocks fell, the fund's bond position limited losses. Since then, the bond portion of the portfolio has made a significant contribution to fund performance as weakness in the equity markets broadened. Overall, our balanced stock and bond allocation allowed us to post positive returns while minimizing downside risk.

Q  HOW DID RISING INTEREST RATES IMPACT PORTFOLIO PERFORMANCE?

A Rising interest rates have had an impact on the fund. However, that impact was not all negative; the portfolio's mixture of stocks and bonds once again assisted in limiting fund losses usually associated with rising rates.

  Bond market returns for the 12 months were generally positive across the board. Early in the period, as interest rates rose, bonds struggled, but as rates began to level off, bonds staged a rally. This exemplifies the inverse relationship between bonds and interest rates. Typically, when interest rates rise, the prices of bonds fall. As the equity markets corrected, investors gravitated to investments that provided more security. Government bonds posted the best performance, up 8 percent. High-grade and high-yield corporate bonds also posted positive returns. The bond portion of the portfolio did what it was supposed to -- it tempered volatility and mitigated losses as the stock market tumbled.

  Although many stocks were adversely affected by the correction in the equity market, some stocks benefited from rate hikes. We chose to focus on financial stocks that are less sensitive to rate movements, such as brokerage and diversified financial firms Morgan Stanley Dean Witter, Marsh & McLennan and Merrill Lynch. These types of firms benefited from a strong IPO market and an overall healthy economy. But weakness in the financials subsector could be found in banks, which suffered because of investor concern that bank loan business would decline as rates rose. The portfolio had a below-average position in these types of interest-rate-sensitive stocks, however, so overall, the fund benefited from its stake in the financial sector.

Q  WILL YOU EXPLAIN YOUR STOCK SELECTION PROCESS?

A We understand that investors choose Kemper Total Return Fund for its quality-focused approach. Accordingly, within our stock allocation, we favor established, large-cap growth domestic companies with excellent fundamentals, strong earnings-growth potential and reasonable stock prices. We are currently not invested in small-cap stocks (under $1 billion in market capitalization) and have minimal exposure in mid-cap stocks (between $1 billion and $5 billion in market capitalization). The portfolio has virtually no foreign stock exposure, although we do have the ability to invest in any size company, as well as foreign companies. Generally, we begin to sell stocks when their prices reach our predetermined targets. A key objective of this discipline is to have logic, not emotion, drive the process. We also sell stocks when we see indications of potentially deteriorating fundamentals or signs of slowing earnings growth. We rely

PERFORMANCE UPDATE

on independent and rigorous research to guide our stock selection. We use both fundamental and quantitative measures. Throughout, we actively leverage Scudder Kemper Investments' extensive research and analytical capabilities.

Q MICROSOFT HAS BEEN A TOPIC OF MUCH DISCUSSION THIS YEAR AND REMAINED A TOP HOLDING IN THE PORTFOLIO DURING THE ANNUAL PERIOD. WHAT IS YOUR OUTLOOK ON THIS ISSUE?

A The worst of Microsoft's legal troubles may be behind it. However, the stock has been a disappointment, and its drop in price had a negative effect on fund performance. The litigation created anxiety among investors, and we saw that anxiety reflected in the volatility of the company's short-term stock price. We had hoped that the legal proceedings would not be a major issue and looked forward to a resolution with the government. When that didn't come, the stock reacted adversely. But as the legal troubles have begun to fade, the price has rebounded somewhat.

  Our fundamental analysis of Microsoft's business prospects shows that the company and its technology-sector peers are well positioned to expand sales and earnings in the coming months. Given this outlook, we have not changed our holdings during the sell-off, content that we are well positioned in Microsoft and its tech-sector peers.

Q  HOW IS KEMPER TOTAL RETURN FUND INVESTING IN OTHER AREAS OF TECHNOLOGY?

A The portfolio is diversified across a variety of tech subsectors, such as computer hardware and software services. While Internet companies, up until March and April, had been some of the most dynamic market performers, we had exposure to this subsector only by investing in more established companies that provide goods and services that make the Internet work. Companies such as Oracle and Sun Microsystems rallied alongside the Internet frenzy but carried less risk due to their diverse businesses, long-term track records and strong fundamentals. So, when the market corrected in March, these more conservative, established names generally proved more resilient than many of the unproven, Internet-focused start-ups. This is one reason the fund has not been investing directly in the "dot-com" stocks. However, we do believe that the portfolio is well positioned to participate in the still-growing technology sector.

  Another way we are participating is through investments in companies that are using the Internet to build their market share and increase profit potential. More and more established companies are embracing the Internet business model. We're watching companies closely, placing a premium on companies that have the "first move" advantage when it comes to exploiting the opportunities of electronic commerce. Although tech is off from its high earlier in the year, the long-term outlook for these types of established, well-managed companies remains positive.

  One tech subsector that has shown such signs of resiliency lately is semiconductors, where equipment manufacturers helped support the fund's performance. These firms produce the equipment needed to manufacture chips, as well as the chips themselves, which are the building blocks for cellular and wireless telecommunications, computers, calculators and a host of other goods. In this subsector, Intel, Applied Materials and Teradyne were all huge winners. And semiconductor demand continues to grow on a global basis. Despite its recent downturn, the fund's best-performing sector during the annual period was still technology. Therefore, we are maintaining our slight overweight position relative to the S&P 500 benchmark.

Q  WHAT WORKED FOR KEMPER TOTAL RETURN FUND DURING THIS PERIOD?

A Besides the previously mentioned technology issues, we found strength in other select stocks. But it was challenging because, like technology, market weakness was broad, and positive-performing issues were difficult to find.

  The energy sector contributed notable returns to the fund. The big integrated oil companies, such as Exxon Mobil, have seen good performance as of late. But the real story has been in oil services, specifically drilling and exploration companies. The fund's position in these types of oil service stocks benefited from higher-than-usual oil prices as companies increased their budgets to search for oil. We anticipate that these higher oil prices will be maintained, and that should continue to help boost returns for many oil-related stocks.

  Health care is an area we continue to examine closely. We have had exposure in both the large-cap pharmaceuticals and rapidly growing specialty pharmaceuticals, as well as the fastest growing companies in health care -- the biotech sector. We saw some price appreciation here as investors, concerned about

PERFORMANCE UPDATE

technology valuations, made a defensive shift into large-cap pharmaceutical issues with consistent earnings. We still like the long-term outlook for this sector and continue to seek out opportunities in companies with acceptable valuations.

Q  WHAT WERE SOME AREAS THAT DID NOT PERFORM AS WELL AS ANTICIPATED?

A In addition to the weaknesses in banks and some specific technology companies, areas such as retail and media did not perform as well as we had anticipated. We remain optimistic about retail companies, although many big names here such as Home Depot and WalMart underperformed during the period amid concerns of an economic slowdown. We believe this underperformance is just a temporary situation. Looking ahead, we see demographics continuing to favor growth in the labor force, which would create more income and likely result in increased consumer discretionary spending. This would, of course, be positive for retail stocks.

  Media holdings were solid performers for the fund during much of the annual period but were recently hurt due to mergers within the industry, as well as the loss of advertising revenue from the coffers of Internet start-ups that folded.

Q  WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A There are still attractive issues in the market. Some of these names are in technology, where valuations have come down to more reasonable levels and growth rates still look very good. But we need to keep an especially close eye on tech as market volatility continues. The fundamentals appear to be in place for a positive market cycle: inflation is in check, the Fed appears to be finished raising rates, and although the economy has slowed, it is still strong overall. We believe this economic slowdown has been fundamentally sound and good for the market as a whole. But if the slowdown turns into a recession, that would not be good for stocks. Regardless of market direction, we feel that because of the portfolio's stock/bond mix, the fund is well positioned to take advantage of continuing volatility.

TERMS TO KNOW

BENCHMARK A point of comparison for gauging relative performance. A fund's benchmark may be the overall stock market, an index or a peer-group average. To use a given benchmark effectively, it's essential to consider any differences between the benchmark and the fund.

CONSUMER STAPLE Consumer staple companies produce nondurable goods or services that tend to be consumed or replaced within a relatively short period of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature than other stocks.

CYCLICAL STOCK Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly; in decelerating economies, they tend to decline quickly. Cyclical industries include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK A stock in a company that is expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they tend to carry relatively high price tags and also can be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS RATIO (P/E) The P/E ratio indicates how much investors are paying for a company's earning power. The higher the P/E, the more investors are paying and the more earnings growth they are expecting.

PERFORMANCE UPDATE

 KEMPER TOTAL RETURN FUND

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE OF
                                        1-YEAR   5-YEAR   10-YEAR    FUND
--------------------------------------------------------------------------------------------------
    KEMPER TOTAL RETURN FUND CLASS A     0.42%   12.39%    13.09%    11.80%   (since 3/2/64)
 ..................................................................................................
    KEMPER TOTAL RETURN FUND CLASS B     2.58    12.53       n/a     12.46    (since 5/31/94)
 ..................................................................................................
    KEMPER TOTAL RETURN FUND CLASS C     5.63    12.70       n/a     12.55    (since 5/31/94)
 ..................................................................................................

KEMPER TOTAL RETURN FUND CLASS A
[Line graph showing the growth of an assumed $10,000 investment in Class A shares from 12/31/72 to 10/31/00]

                                                                                                             LEHMAN BROTHERS
                                                   KEMPER TOTAL RETURN        STANDARD & POOR'S 500         GOVERNMENT/CREDIT
                                                      FUND CLASS A1               STOCK INDEX+                   INDEX++
                                                   -------------------        ---------------------         -----------------
12/31/72                                                  9416.00                    10000.00                    10000.00
                                                          8553.00                     8263.00                    10228.00
                                                          7117.00                     5808.00                    10245.00
                                                          9641.00                     7640.00                    11505.00
                                                         13042.00                     9103.00                    13298.00
                                                         13689.00                     8056.00                    13695.00
                                                         15172.00                     8141.00                    13857.00
                                                         19959.00                     9144.00                    14176.00
                                                         28219.00                    11500.00                    14610.00
12/31/81                                                 28308.00                    10381.00                    15670.00
                                                         34772.00                    11914.00                    20543.00
                                                         41737.00                    13971.00                    22185.00
                                                         41273.00                    14167.00                    25517.00
                                                         53023.00                    17898.00                    30953.00
                                                         62404.00                    20514.00                    35788.00
                                                         60882.00                    20930.00                    36609.00
                                                         66218.00                    23526.00                    39384.00
12/31/89                                                 79353.00                    29936.00                    44991.00
                                                         82610.00                    27973.00                    48717.00
                                                        115783.00                    35332.00                    56573.00
                                                        118669.00                    36909.00                    60862.00
                                                        132420.00                    39513.00                    67576.00
                                                        120270.00                    38905.00                    65205.00
                                                        151301.00                    52175.00                    77752.00
                                                        175882.00                    62748.00                    80009.00
                                                        209548.00                    82205.00                    87816.00
                                                        242896.00                   104128.00                    96148.00
                                                        278353.00                   124460.00                    94069.00
10/31/00                                                280269.00                   121085.00                   101438.00

KEMPER TOTAL RETURN FUND CLASS B
[Line Graph showing the growth of an assumed $10,000 investment in Class B shares from 05/31/94 to 10/31/00]

                                                                                                             LEHMAN BROTHERS
                                                   KEMPER TOTAL RETURN        STANDARD & POOR'S 500         GOVERNMENT/CREDIT
                                                      FUND CLASS B1               STOCK INDEX+                   INDEX++
                                                   -------------------        ---------------------         -----------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9556.00                     9732.00                     9977.00
                                                         9850.00                    10136.00                    10026.00
                                                         9644.00                    10061.00                    10063.00
                                                        10282.00                    10968.00                    10564.00
                                                        11060.00                    11933.00                    11250.00
                                                        11606.00                    12802.00                    11465.00
                                                        12011.00                    13492.00                    11999.00
3/31/96                                                 12241.00                    14140.00                    11718.00
                                                        12600.00                    14691.00                    11774.00
                                                        13188.00                    15057.00                    11981.00
                                                        13847.00                    16227.00                    12347.00
                                                        13715.00                    16585.00                    12241.00
                                                        15460.00                    19390.00                    12685.00
                                                        16338.00                    20751.00                    13130.00
                                                        16333.00                    21258.00                    13552.00
                                                        17814.00                    24135.00                    13758.00
                                                        18021.00                    24838.00                    14109.00
9/30/98                                                 16774.00                    22278.00                    14820.00
                                                        18731.00                    26927.00                    14838.00
                                                        19264.00                    28179.00                    14661.00
                                                        20149.00                    30070.00                    14501.00
                                                        19270.00                    28099.00                    14577.00
                                                        21271.00                    32185.00                    14517.00
                                                        21572.00                    32828.00                    14906.00
                                                        21258.00                    31864.00                    15122.00
                                                        21451.00                    31468.00                    15556.00
10/31/00                                                21264.00                    31312.00                    15654.00

KEMPER TOTAL RETURN FUND CLASS C
[Line Graph showing the growth of an assumed $10,000 investment in Class C shares from 05/31/94 to 10/31/00]

                                                                                                             LEHMAN BROTHERS
                                                   KEMPER TOTAL RETURN        STANDARD & POOR'S 500         GOVERNMENT/CREDIT
                                                      FUND CLASS C1               STOCK INDEX+                   INDEX++
                                                   -------------------        ---------------------         -----------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9567.00                     9732.00                     9977.00
                                                         9851.00                    10136.00                    10026.00
                                                         9646.00                    10061.00                    10063.00
                                                        10286.00                    10968.00                    10564.00
                                                        11079.00                    11933.00                    11250.00
                                                        11640.00                    12802.00                    11465.00
                                                        12052.00                    13492.00                    11999.00
3/31/96                                                 12274.00                    14140.00                    11718.00
                                                        12638.00                    14691.00                    11774.00
                                                        13230.00                    15057.00                    11981.00
                                                        13894.00                    16227.00                    12347.00
                                                        13763.00                    16585.00                    12241.00
                                                        15515.00                    19390.00                    12685.00
                                                        16398.00                    20751.00                    13130.00
                                                        16394.00                    21258.00                    13552.00
                                                        17882.00                    24135.00                    13758.00
                                                        18096.00                    24838.00                    14109.00
9/30/98                                                 16867.00                    22278.00                    14820.00
                                                        18819.00                    26927.00                    14838.00
                                                        19350.00                    28179.00                    14661.00
                                                        20238.00                    30070.00                    14501.00
                                                        19372.00                    28099.00                    14577.00
                                                        21375.00                    32185.00                    14517.00
                                                        21684.00                    32828.00                    14906.00
                                                        21395.00                    31864.00                    15122.00
                                                        21576.00                    31468.00                    15556.00
10/31/00                                                21368.00                    31312.00                    15654.00

  PERFORMANCE IS HISTORICAL AND INCLUDES
  REINVESTMENT OF DIVIDENDS AND CAPITAL
  GAINS. INVESTMENT RETURN AND PRINCIPAL
  VALUE WILL FLUCTUATE WITH CHANGING
  MARKET CONDITIONS, SO THAT WHEN
  REDEEMED, SHARES MAY BE WORTH MORE OR
  LESS THAN ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE PROSPECTUS,
  STATEMENT OF ADDITIONAL INFORMATION
  AND THE FINANCIAL HIGHLIGHTS AT THE
  END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. WHEN
    REVIEWING THE PERFORMANCE CHART,
    PLEASE NOTE THAT THE INCEPTION DATE
    FOR THE LEHMAN BROTHERS GOVERNMENT/
    CREDIT BOND INDEX IS DECEMBER 31,
    1972. AS A RESULT, WE ARE UNABLE TO
    ILLUSTRATE THE LIFE-OF-FUND
    PERFORMANCE (SINCE MARCH 2, 1964)
    FOR KEMPER TOTAL RETURN FUND CLASS A
    SHARES. IN COMPARING THE KEMPER
    TOTAL RETURN FUND WITH THE INDICES,
    YOU SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

++THE LEHMAN BROTHERS GOVERNMENT/ CREDIT
  BOND INDEX IS AN UNMANAGED INDEX
  COMPRISING INTERMEDIATE-AND LONG-TERM
  GOVERNMENT AND INVESTMENT-GRADE
  CORPORATE DEBT SECURITIES. SOURCE IS
  WIESENBERGER(R).

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Kemper Family of Funds, allocating their in-vestments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in Kemper Horizon 10+ Portfolio as of December 31, 2000. As of December 31, 2000, no Trustee, nominee or officer of the Acquired Trust owned any shares of Kemper Horizon 5 Portfolio or Kemper Horizon 20+ Portfolio. In addi-tion, the last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of each class of Kemper Hori-zon 10+ Portfolio constitute less than 1% of the outstanding shares of such class. As a group, the Trustees and officers own less than 1% of the shares of each class of Kemper Horizon 10+ Portfolio. All ownership is of Class A shares of the series.

                                                          Aggregate Dollar Value
                                                            of Holdings in the
                                                          Kemper Family of Funds
                                                Kemper          For Which
                                              Horizon 10+ Each Person is a Board
                                               Portfolio    Member or Nominee
                                              ----------- ----------------------
James E. Akins...............................       0         $  626,903.44
John W. Ballantine...........................       0         $   75,486.13
Lewis A. Burnham.............................       0         $1,340,184.39
Mark S. Casady...............................       0         $   50,562.09
Linda C. Coughlin............................       0         $   59,963.12
Donald L. Dunaway............................       0         $1,553,693.30
James R. Edgar...............................       0                     0
William F. Glavin............................       0                     0
Arthur R. Gottschalk.........................       0                     0
Robert B. Hoffman............................       0         $1,357,197.94
Frederick T. Kelsey..........................       0         $  177,117.00
Shirley D. Peterson..........................       0         $  211,323.08
Fred B. Renwick..............................       0         $   16,183.12
William P. Sommers...........................       0         $  481,266.32
John G. Weithers.............................     275         $  153,882.29
All Trustees and Officers as a Group.........     275                   N/A

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

    The information in this appendix reflects ownership in each Fund as of De-cember 31, 2000. The percentage that appears in the parentheses for each greater than 5% owner reflects the approximate percentage ownership of such person in the corresponding class of the combined fund assuming the Reorgani-zations had been consummated on December 31, 2000.

KEMPER HORIZON FUND

    As of December 31, 2000, 132,744 shares in the aggregate, or 7.98% (0.51%) of the outstanding shares of Kemper Horizon 5 Portfolio, Class B were held in the name of National Financial Services Corp., for the benefit of Rodney Staehnke, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 29,783 shares in the aggregate, or 6.90% (0.37%) of the outstanding shares of Kemper Horizon 5 Portfolio, Class C were held in the name of Scudder Trust Company, Custodian for IRA, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 37,153 shares in the aggregate, or 8.61% (5.70%) of the outstanding shares of Kemper Horizon 5 Portfolio, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 3,866 shares in the aggregate, or 54.96% (22.06%) of the outstanding shares of Kemper Horizon 5 Portfolio, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Invest-ments, Inc., 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 3,163 shares in the aggregate, or 44.96% (74.84%) of the outstanding shares of Kemper Horizon 5 Portfolio, Class I were held in the name of Zurich Scudder Investments, Inc., Profit Sharing Plan, for the benefit of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 343,118 shares in the aggregate, or 9.78% (0.56%) of the outstanding shares of Kemper Horizon 10+ Portfolio, Class B were held in the name of National Financial Services Corp., for the benefit of Deborah Dopkin, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,397 shares in the aggregate, or 18.72% (22.06%) of the outstanding shares of Kemper Horizon 10+ Portfolio, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder In-vestments, Inc., 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 10,396 shares in the aggregate, or 81.22% (74.84%) of the outstanding shares of Kemper Horizon 10+ Portfolio, Class I were held in the name of Zurich Scudder Investments, Inc., Profit Sharing Plan, for the benefit of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 174,242 shares in the aggregate, or 5.06% (0.51%) of the outstanding shares of Kemper Horizon 20+ Portfolio, Class B were held in the name of National Financial Services Corp., for the benefit of Rodney Staehnke, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 8,059 shares in the aggregate, or 26.21% (0.77%) of the outstanding shares of Kemper Horizon 20+ Portfolio, Class I were held in the name of Zurich Scudder Investments, Inc., Money Purchase Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 21,933 shares in the aggregate, or 71.35% (74.84%) of the outstanding shares of Kemper Horizon 20+ Portfolio, Class I were held in the name of Zurich Scudder Investments, Inc., Profit Sharing Plan, for the benefit of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

KEMPER TOTAL RETURN FUND

    As of December 31, 2000, 2,963,578 shares in the aggregate, or 5.58% (4.79%) of the outstanding shares of Kemper Total Return Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Richard and Janeen Miller, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 2,655,533 shares in the aggregate, or 5.00% (4.29%) of the outstanding shares of Kemper Total Return Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 422,528 shares in the aggregate, or 7.16% (5.70%) of the outstanding shares of Kemper Total Return Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 431,614 shares in the aggregate, or 7.31% (5.35%) of the outstanding shares of Kemper Total Return Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of cus-tomers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 241,433 shares in the aggregate, or 22.56% (22.06%) of the outstanding shares of Kemper Total Return Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc., 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 803,345 shares in the aggregate, or 75.06% (74.84%) of the outstanding shares of Kemper Total Return Fund, Class I were held in the name of Zurich Scudder Investments, Inc., Profit Sharing Plan, for the benefit of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Kemper Total Return Fund's prospectus dated February 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on February 6, 2001 (File No. 811-01236), and is incorporated by reference herein.

     The Horizon Funds' prospectus dated December 1, 2000, which was previously filed with the Commission via EDGAR on December 6, 2000 (File No. 811-07365), is incorporated by reference herein.

     Kemper Total Return Fund's statement of additional information dated February 1, 2001, which was previously filed with the Commission via EDGAR on February 6, 2001 (File No. 811-01236), is incorporated by reference herein.

                                     PART B

                            KEMPER TOTAL RETURN FUND

-------------------------------------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

-------------------------------------------------------------------------------

Acquisition of the Assets of           By and in Exchange for Shares of
Kemper Horizon 5 Portfolio,            Kemper Total Return Fund (the "Acquiring
Kemper Horizon 10+ Portfolio, and      Trust"),
Kemper Horizon 20+ Portfolio (each, a  222 South Riverside Plaza
 "Horizon Fund")                       Chicago, IL 60606
each a series of
Kemper Horizon Fund
222 South Riverside Plaza
Chicago, IL 60606


     This Statement of Additional Information is available to the shareholders of Kemper Total Return Fund in connection with a proposed transaction whereby Kemper Total Return Fund will acquire all or substantially all of the assets and all of the liabilities of each Kemper Horizon Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper Total Return Fund's statement of additional information dated February 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on February 6, 2001 (File No. 811-01236) and is incorporated by reference herein.

2. Kemper Total Return Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on December 28, 2000 (File No. 811-01236) and is incorporated by reference herein.

3. The Horizon Funds' prospectus dated December 1, 2000, which was previously filed with the Commission via EDGAR on December 6, 2000 (File No. 811-07365) and is incorporated by reference herein.

4. The Horizon Funds' statement of additional information dated December 1, 2000, which was previously filed with the Commission via EDGAR on December 6, 2000 (File No. 811-07365) and is incorporated by reference herein.

5. The Horizon Funds' annual report to shareholders for the fiscal year ended July 31, 2000, which was previously filed with the Commission via EDGAR on September 27, 2000 (File No. 811-07365) and is incorporated by reference herein.

     Because the net asset value of each Horizon Fund did not exceed 10 percent of the net asset value of Kemper Total Return Fund as of December 6, 2001, pro forma financial statements have not been included in this Statement of Additional Information.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2000 relating to the Reorganization may be obtained by writing Kemper Total Return Fund at 222 South Riverside Drive, Chicago, IL 60606 or by calling Kemper Distributors, Inc. at 1-800-621-1048 This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Thank you
for mailing your proxy card promptly!

                              We appreciate your
                            continuing support and
                           look forward to serving
                         your future investment needs.

Kemper Funds

Kemper Horizon 5
Kemper Horizon 10+
Kemper Horizon 20+
KP Horizons #7

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                         KEMPER HORIZON 20+ PORTFOLIO

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 4

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper Total Return Fund, (ii) each shareholder of the Fund would receive shares of Kemper Total Return Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 5

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                         KEMPER HORIZON 10+ PORTFOLIO

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 3

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper Total Return Fund, (ii) each shareholder of the Fund would receive shares of Kemper Total Return Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 5

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                          KEMPER HORIZON 5 PORTFOLIO

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper Total Return Fund, (ii) each shareholder of the Fund would receive shares of Kemper Total Return Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 5

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE